EXHIBIT 10.1
EXECUTIVE EMPLOYMENT AGREEMENT

ΣΥΜΒΑΣΗ ΕΞΑΡΤΗΜΕΝΗΣ ΕΡΓΑΣΙΑΣ	EMPLOYMENT AGREEMENT
Στην Αθήνα, Ελλάδα, σήμερα, 12 Aprilios 2024, μεταξύ:
(α) της εταιρίας με την επωνυμία Axon Public Safety Greece Single Member Private Company (εφεξής: «Εταιρία»), που εδρεύει στην Αθήνα επί της οδού Ερμού αρ. 56, 10563, με ΑΦΜ 802338790, νομίμως εκπροσωπούμενης για την κατάρτιση της παρούσας από τον κ. Isaiah Fields, και

In Athens, Greece, today 12 April 2024:
(a) the company under the trade name Axon Public Safety Greece Single Member Private Company, (hereinafter: “Company”) having its registered office at ERMOU 56 10563 ATHENS, with Tax Registration Number 802338790, duly represented by Isaiah Fields, and

(β) του κ. Cameron Brooks του ____________________________ (στο εξής: «Στέλεχος»), κατοίκου _______________________, οδός ________________________, αριθ. _________________,	(b) Mr. Cameron Brooks son of __________________________ (hereinafter “Executive”), resident of _____________________, ______________________ street, number _______,
συμφωνήθηκαν, συνομολογήθηκαν και έγιναν αμοιβαίως αποδεκτά τα εξής:	hereby mutually agree and accept the following:
1. Φύση σύμβασης - Διάρκεια ισχύος	1. Type of contract - Duration of employment
    Η παρούσα σύμβαση εξαρτημένης εργασίας αρχίζει την 1η Απριλίου 2024 και είναι αόριστης διάρκειας και υπό την προϋπόθεση ότι μέχρι τότε το Στέλεχος θα έχει αποκτήσει την απαραίτητη άδεια διαμονής και εργασίας. Ειδάλλως, η ημερομηνία έναρξης της σύμβασης εργασίας μεταφέρεται όταν το Στέλεχος αποκτήσει τα ανωτέρω απαραίτητα έγγραφα.
Από την έναρξη της απασχόλησης, οποιαδήποτε προϋπάρχουσα συμφωνία (συμπεριλαμβανομένης σύμβασης εργασίας) μεταξύ του Στελέχους και της AXON US θα είναι άκυρη και ανίσχυρη.

The present agreement starts on April 1, 2024 and is of indefinite duration, provided that by that date the Executive will have obtained the necessary residence and work authorization. Otherwise, the starting date will be moved to the day when the Executive obtains the above necessary documents.
From the starting date of employment any preexisting agreement (including employment agreement) between the Executive and AXON US will be null and void.

2. Θέση – Καθήκοντα	2. Position of work-duties
2.1.    Το Στέλεχος προσλαμβάνεται για να εργασθεί στην Εταιρία ως Γενικός Διευθυντής Εσόδων. Το Στέλεχος αναγνωρίζει, ότι λόγω της φύσης των καθηκόντων του σύμφωνα με την παρούσα αναλαμβάνει θέση εμπιστοσύνης, η οποία ασκεί ιδιαίτερη επίδραση στην πορεία της επιχείρησης, ενώ, κατά την άσκηση των καθηκόντων του, θα είναι περιβεβλημένο με ιδιαίτερες εξουσίες και αρμοδιότητες. Γι’ αυτό θα αφιερώνει όλο τον εργασιακό του χρόνο, προσοχή και δεξιότητα στα καθήκοντά του και θα εκτελεί αυτά πιστά και με επιμέλεια προς το καλύτερο συμφέρον της Εταιρίας.

2.1.    The Executive shall execute the duties of Chief Revenue Officer. The Executive recognizes that, due to the nature of his duties according to the present, he undertakes a position of exceptional trust and confidence which has a particular impact on the course of the Company's business and that during the performance of his duties, he will be entrusted with special authorities and responsibilities. Therefore, the Executive shall devote his entire working time, attention and skills to his duties and shall perform them in good faith and with diligence in the Company’s best interests.

2.2. H Εταιρία, κατά την ελεύθερη κρίση της και ανάλογα με τις επιχειρηματικές ανάγκες της, δύναται να μετακινεί το Στέλεχος σε άλλο αντικείμενο εργασίας, είτε προσωρινά είτε μόνιμα, ακόμη και σε ειδικότητα, που δεν συνιστά αναβάθμισή του, ή/και να του αναθέτει πρόσθετα καθήκοντα, ακόμη και μη συναφή προς την κύρια εργασία του, χωρίς αμοιβή επιπλέον της συμφωνημένης του όρου 5.1.

2.2.    The Company, at its own discretion and depending on its business needs, has the right to change the Executive’s position and/or to transfer the Executive, temporarily or permanently, to a different subject of employment, even if this transfer does not constitute an upgrade of position, and/or to assign to the Executive additional responsibilities, which may be irrelevant to his main subject of employment, without any additional payment apart from the agreed salary provided by term 5.1.

2.3. Οι ως άνω αλλαγές δεν συνιστούν, ούτε δύνανται να θεωρηθούν, ότι συνιστούν μονομερή βλαπτική μεταβολή των όρων εργασίας του Στελέχους. Σε καμία περίπτωση δεν δημιουργούν οποιαδήποτε υποχρέωση στην Εταιρία για πρόσθετη αμοιβή, αποζημίωση ή προσαύξηση πέρα από την πληρωμή της συμφωνημένης αμοιβής του όρου 5.1.

2.3.     The above changes do not constitute, nor can they be considered to constitute a unilateral detrimental change in the working conditions of the Executive. In no case do they create any obligation to the Company for additional remuneration, compensation or surcharge beyond the payment of the agreed remuneration of term 5.1.

3. Τόπος εργασίας	3. Place of work
3.1. Τόπος παροχής της εργασίας του Στελέχους ορίζεται η έδρα της Εταιρίας, αλλά και όλες κατά τόπους εγκαταστάσεις, υποκαταστήματα και γραφεία της Εταιρίας.	3.1. The Executive’s place of work is defined as the registered office, as well as all the local facilities, branches, and offices of the Company.
3.2. Το Στέλεχος μπορεί επίσης να παρέχει την εργασία του εξ’ αποστάσεως, υπό την επιφύλαξη των επιχειρηματικών αναγκών της Εταιρίας, καθώς και της σχετικής πολιτικής της Εταιρίας.	3.2. The Executive may also perform his work remotely, subject to the Company’s business needs and the Company’s respective policy.
3.3. Η Εταιρία δικαιούται, κατά την απόλυτη κρίση της και ανάλογα με τις επιχειρησιακές ανάγκες της, να αποστέλλει, μετακινεί ή/και να μεταθέτει το Στέλεχος σε όλες τις υφιστάμενες ή μελλοντικές κατά τόπους εγκαταστάσεις, υποκαταστήματα και γραφεία της, ή/και να τον θέτει σε εργασία εξ αποστάσεως (τηλεργασία) ή/και να δανείζει πλήρως ή μερικώς τις υπηρεσίες του σε οποιαδήποτε εταιρία συνδεδεμένη με την Εταιρία. Το δικαίωμα αυτό δεν καταργείται ούτε περιορίζεται από την τυχόν επί μακρό διάστημα απασχόληση του Στελέχους στην ίδια κατά τόπον εγκατάσταση της Εταιρίας.

3.3.    The Company is entitled at its own discretion and depending on its business needs to send, move and/or transfer the Executive to all existing or future local facilities, branches, and offices, and/or to place him in remote work (teleworking) in accordance with its respective policy and/or, assign all or part of his services to any Company related with the Company. This right is not abolished or limited by any long-term employment of the Executive in the same local establishment of the Company.

3.4.    Οι αλλαγές αυτές δεν συνιστούν ούτε δύνανται να θεωρηθούν, ότι συνιστούν μονομερή βλαπτική μεταβολή των όρων εργασίας του Στελέχους. Σε καμία περίπτωση δεν δημιουργούν οποιαδήποτε υποχρέωση στην Εταιρία για πρόσθετη αμοιβή, αποζημίωση ή προσαύξηση πέρα από την πληρωμή της συμφωνημένης αμοιβής του όρου 5.1.

3.4.    The above changes do not constitute, nor can they be considered to constitute, a unilateral adverse change in the working conditions of the Executive’s employment. In no case do they create any obligation to the Company for additional remuneration, compensation, or surcharge beyond the payment of the agreed remuneration provided by term 5.1.

4. Χρόνος εργασίας	4. Working Time
Το Στέλεχος λόγω της θέσης που κατέχει στην Εταιρία, επειδή συγκεντρώνει ιδιαίτερα προσόντα και εμπνέει εξαιρετική εμπιστοσύνη στην Εταιρία, όντας περιβεβλημένο με εξουσίες διοίκησης και διεύθυνσης, θα αναπτύσσει ιδιαίτερη πρωτοβουλία, λαμβάνοντας, στη θέση, στο όνομα και για λογαριασμό της Εταιρίας, αποφάσεις, οι οποίες έχουν σημαντική και καίρια επίδραση στην πορεία και εξέλιξη της Εταιρίας. Για τον λόγο αυτό το Στέλεχος δεν υπάγεται στις διατάξεις της εργατικής νομοθεσίας, οι οποίες αφορούν στην κανονική άδεια και τα χρονικά όρια εργασίας. Ως εκ τούτου, το Στέλεχος θα καθορίζει ελεύθερα το ωράριο εργασίας του, τη λήψη τυχόν αδείας κλπ. πάντοτε λαμβάνοντας υπόψη του τις ανάγκες και το ωράριο λειτουργίας της Εταιρίας και, ως διευθυντικό στέλεχος κατά την έννοια της Διεθνούς Σύμβασης της Ουάσιγκτον περί καθορισμού των ωρών εργασίας στις βιομηχανικές επιχειρήσεις που κυρώθηκε με το νόμο 2269/1920 (τους όρους της οποίας το Στέλεχος ρητά αναγνωρίζει και αποδέχεται), δεν δικαιούται να λάβει πρόσθετη αμοιβή πέρα από τη συμφωνημένη με τον όρο 5.1.

The Executive due to the position they hold in the Company, due to the special qualifications they gather and the exceptional inspiration and trust of the Company, having assumed management powers, will develop a special initiative, taking, in the position, in the name and on behalf of the Company, decisions that have a significant and key impact on the course and development of the Company. For this reason, the Executive is not subject to the provisions of labor law, which relate to regular leave and working time limits. Therefore, the Executive shall freely determine his working hours, the receipt of any leave, etc. always taking into account the needs and working hours of the Company and, as an Executive, within the meaning of the International Washington Convention on the determination of the working hours in industrial enterprises ratified by Law 2269/1920 (the terms of which the Executive expressly acknowledges and accepts), he is not entitled to receive additional remuneration beyond that agreed under the term 5.1.

5. Αμοιβή της εργασίας	5. Payment
5.1. Σε αντάλλαγμα για τη συνεπή, ορθή και προσήκουσα εκτέλεση της εργασίας, η Εταιρία θα καταβάλει στο Στέλεχος, ετήσιες μεικτές αποδοχές ύψους 400.000,00 δολάρια ΗΠΑ, , το ποσό των οποίων θα μετατραπεί από δολάρια ΗΠΑ σε Ευρώ με βάση τη συναλλαγματική ισοτιμία που ισχύει κατά την ημερομηνία έναρξης της απασχόλησης του Στελέχους στην Εταιρία, καταβλητέες σε 14 μηνιαίες δόσεις ή όπως αλλιώς ορίζει η εκάστοτε ισχύουσα νομοθεσία, που υπόκεινται σε όλες τις εκάστοτε νόμιμες κρατήσεις. Ο μισθός αυτός θα ανέρχεται στο επίπεδο που θα καθορίζει η Επιτροπή Αποδοχών του Διοικητικού Συμβουλίου της Εταιρίας («Επιτροπή»), θα επανεξετάζεται περιοδικώς από αυτήν και μπορεί να αναπροσαρμόζεται βάσει της απόδοσης του Στελέχους και οιασδήποτε μελέτης αποδοχών που θα εκτελέσει η Εταιρία. Η μελέτη αυτή θα βασίζεται τόσο στην ατομική όσο και στην εταιρική απόδοση. Το καθαρό ποσό της αμοιβής αυτής θα καταβάλλεται από την Εταιρία σε τραπεζικό λογαριασμό του Στελέχους στην Τράπεζα με την οποία εκάστοτε θα συνεργάζεται η Εταιρία για την καταβολή της μισθοδοσίας της. Η Εταιρία δικαιούται ανά πάσα στιγμή να τροποποιεί τον χρόνο καταβολής της άνω αμοιβής. Οποιαδήποτε ευνοϊκότερη για το Στέλεχος παρέκκλιση από τον συμφωνημένο χρόνο πληρωμής (π.χ. παροχή προκαταβολών ή καταβολή αποδοχών σε νωρίτερο χρονικό σημείο), ακόμη κι αν τηρηθεί για πολύ μεγάλο διάστημα, δεν καταλήγει σε δικαίωμα υπέρ του Στελέχους, αλλά η Εταιρία έχει πάντοτε το δικαίωμα να μεταβάλει και να καταργεί μονομερώς κάθε τέτοια παρέκκλιση και να καταβάλει τις αποδοχές βραδύτερα, πάντως μέχρι και την 5η εργάσιμη ημέρα του επόμενου της εργασίας ημερολογιακού μήνα.

5.1.    In return for his consistent, correct, and appropriate execution of the work the Company shall pay to the Executive, an annual gross remuneration of USD $400,000.00, the amount of which shall be converted from USD to EUR using the exchange rate in effect as of the start date of the Executive with the Company, paid in 14 monthly installments or as otherwise provided by the applicable law, subject to all legal deductions. This salary will stand at the rate set by the Compensation Committee of Company’s Board of Directors (“Committee”) and will be reviewed periodically by it and may be adjusted based on Executive’s performance and any compensation review conducted by the Committee. Such review will be based upon both individual and Company performance. The net amount of this remuneration will be paid by the Company to the Executive’s bank account, at the bank with which the Company will cooperate from time to time for the payment of its payroll. The Company is entitled at any time to modify the time of payment of the above fee. Any deviation more favorable to the Executive from the agreed payment time (e.g. provision of advances or payment of remuneration at an earlier point in time), even if observed for a very long time, does not result in a right in favor of the Executive, but the Company always has the right to change and unilaterally cancel any such deviation and to pay the wages later, however until the 5th working day of the following working calendar month.

5.2. Στις ως άνω καταβαλλόμενες αποδοχές και ιδιαίτερα στην διαφορά μεταξύ της συνολικής αμοιβής (όπως αυτή έχει σήμερα συμφωνηθεί παραπάνω ή πρόκειται να διαμορφωθεί στο μέλλον), που καταβάλλεται κάθε φορά στο Στέλεχος και στο ποσό των νομίμων κατωτάτων αποδοχών, που ισχύουν για το Στέλεχος ή θα ισχύσουν στο μέλλον, περιέχεται, συμψηφίζεται και καταλογίζεται:
5.2.1. Οποιαδήποτε αύξηση, ή προσαύξηση, ή αποζημίωση, επίδομα ή παροχή, ακόμη και αν θεσπισθεί στο μέλλον, είτε με τη μορφή αύξησης των ελάχιστων νόμιμων ορίων αποδοχών, είτε με την προσθήκη επιδομάτων, διορθωτικών ποσών κλπ., είτε με τη μορφή διαφορετικού υπολογισμού οποιουδήποτε επιδόματος ή άλλου στοιχείου ανεξαρτήτως πηγής πρόβλεψης.
5.2.2. Με την επιφύλαξη του όρου 4 της παρούσας σύμβασης, οποιαδήποτε αμοιβή, αποζημίωση και γενικά ποσό για εργασία πέραν του νομίμου ή συμφωνημένου ωραρίου (για υπερεργασία ή/και για νυκτερινή εργασία ή/και για εργασία κατά την 6η ημέρα της εβδομάδας, Κυριακή, εξαιρέσιμη, αργία ή/και άλλη), ή/και άλλου αντικειμένου (πρόσθετη εργασία).
5.2.3. Η όποια αμοιβή, αποζημίωση και γενικά ποσό για τις οποιεσδήποτε, κύριες, συναφείς ή και μη συναφείς προς τις κύριες, υπηρεσίες που το Στέλεχος προσφέρει στην Εταιρία ή σε οποιαδήποτε άλλη εταιρία συνδεδεμένη με την Εταιρία, πρόσκαιρα ή μόνιμα, στο ίδιο ή και σε διαφορετικό αντικείμενο εργασίας.

5.2.    In the above remuneration paid and in particular the difference between the total remuneration (as currently agreed above or will be formed in the future) that is paid each time to the Executive and in the amount of the statutory minimum remuneration applicable to the Executive or to be applicable in the future, is included, offset and charged:

5.2.1.    Any increase or surcharge or compensation, allowance, or benefit etc, even if it is introduced in the future, either in the form of an increase in the minimum statutory limits, or by the addition of allowances, corrective amounts, etc., or in the form of a different calculation of any allowance or other element irrespective of the source of provision.
5.2.2.    In respect to term 4 of the present, any remuneration, compensation, and generally any amount for work beyond the legal or agreed working hours (for overwork and/or night work and/or work on the 6th day of the week, Sunday, exempt, holiday, and/or other subject matter additional work).

5.2.3.    Any fee, compensation and general amount for any main, related or even unrelated to the main, services that the Executive offers to the Company or to any other company connected to the Company, temporarily or permanently, in the same or in a different duties.

6. Οικειοθελείς παροχές	6. Voluntary benefits
6.1. Εκτός από την, δια της παρούσας, συμφωνημένη αμοιβή του όρου 5.1, κάθε άλλη παροχή σε είδος ή/και σε χρήμα (π.χ. bonus, χρήση κινητού τηλεφώνου, συνταξιοδοτικό ή/και ιατροφαρμακευτικό ή/και νοσηλευτικό πρόγραμμα, χρήση αυτοκινήτου κλπ.), ακόμη κι αν επαναληφθεί τακτικά και μακροχρόνια, είναι οικειοθελής, γίνεται από ελευθεριότητα, δεν προσαυξάνει τα επιδόματα εορτών και αδείας, ούτε τις αποδοχές ή την αποζημίωση αδείας, ούτε και την αποζημίωση απόλυσης, και η Εταιρία μπορεί οποτεδήποτε να την τροποποιεί ή και να την ανακαλεί εν μέρει ή στο σύνολό της μονομερώς, κατά την ελεύθερη βούλησή της.

6.1. A part from the, by the present, agreed remuneration of term 5.1, any other benefit in kind or in cash (indicatively and not restrictively, bonus, use of mobile phone, medical care, use of car, coverage of expenses etc.) even if it is repeated regularly and long-term, is voluntary, is granted upon free will, does not increase the amount of allowances for holiday and annual leave, neither the remuneration or compensation for annual leave nor the severance pay and the Company may at any time unilaterally amend or revoke it, in part or in its entirety, at its free will.

6.2.    Σε ό,τι αφορά σε οποιαδήποτε παροχή σε είδος ή/και σε χρήμα πλην της αμοιβής του όρου 5.1, στο Στέλεχος θα εφαρμόζονται οι εκάστοτε ισχύουσες μονομερείς αποφάσεις - πολιτικές της Εταιρίας, με τις οποίες δύναται -μονομερώς, ανά πάσα στιγμή και κατά την ελεύθερη κρίση της - να αυξάνει ή να μειώνει ή/και να τροποποιεί ή/και να καταργεί εντελώς κάποια, κάποιες ή όλες τις παροχές αυτές. Η τροποποίηση ή κατάργηση αυτή δεν αποτελεί μονομερή βλαπτική μεταβολή των όρων εργασίας του Στελέχους.

6.2. With regard to any benefit in kind or in cash other than the remuneration of term 5.1, the Executive shall be subject to the unilateral decisions - policies of the Company in force from time to time, by which it may - unilaterally, at any time and at its own discretion - increase or decrease and/or modify and/or completely abolish some or all of these benefits. Such modification or abolition shall not constitute a unilateral detrimental change in the working conditions of the Executive's employment.

6.3. Κατά τη διάρκεια ισχύος της παρούσας, στον βαθμό που το Στέλεχος θα δικαιούται να συμμετάσχει σε οιοδήποτε ετήσιο πρόγραμμα επιβράβευσης που τυχόν υιοθετήσει η Επιτροπή (“Εταιρικό Πρόγραμμα Επιβράβευσης”), η Επιτροπή, κατά την ελεύθερη κρίση της και αναλόγως με το αν το Στέλεχος και η Εταιρία επέτυχαν τους στόχους απόδοσης που θα έχει ορίσει η Επιτροπή, η Επιτροπή θα αποφασίσει αν το Στέλεχος θα λάβει το ετήσιο συνολικό ποσό στόχου (δηλ. το ακριβές ποσό που θα καταβληθεί στο Στέλεχος μπορεί να είναι μεγαλύτερο ή μικρότερο του ποσού στόχου). Κάθε ετήσιο ποσό επιβράβευσης, που θα καταβληθεί στο Στέλεχος σύμφωνα με την παρούσα Σύμβαση, θα πληρωθεί μέχρι τις 15 Μαρτίου του ημερολογιακού έτους που θα ακολουθεί το ημερολογιακό έτος στη διάρκεια του οποίου θεμελιώθηκε το ποσό επιβράβευσης. Πλην των συμφωνιών του κατωτέρω όρου 15.1(ii)(1)(γ), για να λάβει το ποσό επιβράβευσης του Στέλεχος θα πρέπει να εξακολουθεί να απασχολείται από την Εταιρία την ημερομηνία καταβολής του.

6.3. During the Term, to the extent Executive is eligible to participate in any annual cash bonus program adopted by the Committee (“Company Bonus Plan”), the Committee, in its sole discretion and depending on Executive and Company’s attainment of the performance objectives established by the Committee (i.e., the actual amount payable to Executive may be more or less than the target amount), will determine whether Executive receives the entire annual target bonus. Any annual bonus paid to Executive pursuant to this Agreement shall be paid not later than March 15 of the calendar year following the calendar year in which such bonus was earned. Except as provided in Section 15.1(ii)(1)(c) below, Executive must be employed on the date the bonus is paid to receive Executive’s annual bonus.

6.4.    Προγράμματα Διάθεσης Μετοχών. Κατά τη ισχύος της παρούσας, το Στέλεχος θα έχει δικαίωμα να λάβει δικαιώματα προαίρεσης αγοράς μετοχών, μετοχών που υπόκεινται σε περιορισμούς πώλησης και άλλων μορφών αποζημίωσης μετοχών (με βάση το χρόνο ή/και την απόδοση, που αναφέρονται από κοινού ως "Προγράμματα Διάθεσης Μετοχών». Τα εν λόγω Προγράμματα Διάθεσης Μετοχών, εάν υπάρχουν, θα πραγματοποιούνται κατά την αποκλειστική κρίση της Επιτροπής και θα υπόκεινται στους όρους και τις προϋποθέσεις που καθορίζονται από την Επιτροπή, το έγγραφο του τότε ισχύοντος προγράμματος διάθεσης μετοχών της Εταιρίας ("Πρόγραμμα") και τη συμφωνία απονομής που πρέπει να υπογράψει το Στέλεχος ως προϋπόθεση για τη λήψη των απονομών. Εκτός εάν ορίζεται διαφορετικά στους όρους 15.1(ii) και 16 κατωτέρω, εάν οποιοιδήποτε όροι ή προϋποθέσεις που περιέχονται στην παρούσα Σύμβαση συγκρούονται με οποιουσδήποτε όρους και προϋποθέσεις που περιέχονται στο Πρόγραμμα ή σε μια συμφωνία Προγράμματος Διάθεσης Μετοχών, η ακόλουθη σειρά προτεραιότητας θα εφαρμόζεται στα σχετικά έγγραφα για τον καθορισμό του εγγράφου που ελέγχει τον σχετικό όρο ή προϋπόθεση: (1) το Πρόγραμμα, (2) κάθε συμφωνία Προγραμμάτων Διάθεσης Μετοχών, και (3) η παρούσα Σύμβαση, και (4) κάθε συμφωνία Διάθεσης eXponential Stock Unit.

6.4. Equity Awards. During the employment, Executive shall be eligible to receive grants of stock options, restricted stock units, and other forms of equity compensation awards (time and/or performance based, collectively referred to as the “Equity Awards”). Such Equity Awards, if any, shall be made in the sole discretion of the Committee and will be subject to the terms and conditions established by the Committee, Company’s then existing equity incentive plan document (“Plan”), and the award agreement that Executive must execute as a condition to receive the awards. Except as otherwise stated in Sections 15.1(ii) and 16 below, if any terms or conditions contained in this Agreement conflict with any terms and conditions contained in the Plan or an Equity Award agreement, the following order of precedence shall apply to the relevant documents for purposes of determining which document controls the applicable term or condition: (1) the Plan; (2) each Equity Award agreement; and (3) this Agreement; and (4) each eXponential Stock Unit Award agreement.

6.5. Υπό την επιφύλαξη του όρου 4 της παρούσας, το Στέλεχος θα λαμβάνει ετήσια άδεια αναψυχής διάρκειας τριάντα (30) ημερών.	6.5. Without prejudice to Section 4 of this agreement, the Executive will be entitled to thirty (30) days of annual leave (PTO).
7. Δεσμεύσεις Στελέχους	7. Executive covenants
7.1. Σε αντάλλαγμα για τη συνεχιζόμενη απασχόληση του Στελέχους στην Εταιρία και των παροχών και αποδοχών που περιγράφονται σε αυτήν τη Σύμβαση, το Στέλεχος συμφωνεί να συμμορφώνεται με τις παρακάτω δεσμεύσεις κατά τη διάρκεια της εργασίας του στην Εταιρία, συμπεριλαμβανομένης της περιόδου προειδοποίησης καταγγελίας της εργασιακής σχέσης και για μια περίοδο δώδεκα (12) μηνών που ξεκινά από την προειδοποίηση καταγγελίας της εργασιακής σχέσης του Στελέχους με την Εταιρία για οποιονδήποτε λόγο.

7.1. In consideration of Executive’s continued employment with Company and the benefits and payments described in this Agreement, Executive agrees to comply with and adhere to the following covenants during Executive’s period of employment with Company, including during any notice period of termination of employment and during a period of twelve (12) months commencing upon notice of termination of Executive’s employment with Company for any reason:

(α)    Υποχρέωση Μη Ανταγωνισμού. Tο Στέλεχος συμφωνεί ότι κατά τη Διάρκεια Ισχύος αυτής της Σύμβασης, συμπεριλαμβανομένων των περιόδων προειδοποίησης καταγγελίας που προβλέπονται σε αυτή τη Σύμβαση και κατά τη δώδεκα (12) μήνες μετά την προειδοποίηση της καταγγελία της απασχόλησης του Στελέχους από την Εταιρία για οποιονδήποτε λόγο (η "Περίοδος Μη Ανταγωνισμού"), το Στέλεχος, άμεσα ή έμμεσα δεν θα ελέγχει, διαχειρίζεται, λειτουργεί ή ενεργεί για λογαριασμό ή εξ ονόματος, βοηθάει, συμμετέχει, έχει οποιοδήποτε οικονομικό συμφέρον, ή συμμετέχει με οποιονδήποτε τρόπο, συμπεριλαμβανομένου ως ιδιοκτήτης, συνεργάτης, υπάλληλος, αξιωματούχος, πράκτορας, μέλος Διοικητικού Συμβουλίου, σύμβουλος, σύμβουλος, εθελοντής, μέτοχος ή επενδυτής σε οποιοδήποτε πρόσωπο, επιχείρηση ή επιχείρηση που ασχολείται με τον σχεδιασμό, την κατασκευή, το μάρκετινγκ, την πώληση, την εισαγωγή, την εξαγωγή, την εξυπηρέτηση ή την υποστήριξη λιγότερο φονικών όπλων, καμερών σώματος, συναρμολογούμενων καμερών, διαχείριση ψηφιακών στοιχείων ή αρχείων, αποστολών με βοήθεια υπολογιστή, οποιασδήποτε άλλης επιχείρησης στην οποία η Εταιρία ασχολείται ή πρόκειται να εισέλθει στην χρονική στιγμή της λήξης της απασχόλησης, ή οποιασδήποτε υπηρεσίας που παρέχει ή προγραμματίζει να παρέχει η Εταιρία στον τομέα της προσωπικής ή ιδιωτικής ασφάλειας, της ποινικής δικαιοσύνης και της δημόσιας ασφάλειας (ενδεικτικώς, των πρώτων αντιδραστήρων, των διορθωτικών, της ιδιωτικής ή δημόσιας ασφάλειας, των επιχειρήσεων ασφαλείας, των αστυνομικών, και των στρατιωτικών) (από κοινού "Επιχειρηματική Δραστηριότητα της Εταιρίας"). Η προαναφερόμενη δέσμευση θα καλύπτει τις δραστηριότητες του Στελέχους σε κάθε μέρος της «Περιοχής Δέσμευσης». Για τους σκοπούς αυτής της Σύμβασης, η «Περιοχή Δέσμευσης» σημαίνει την Ελλάδα και όλες τις ξένες χώρες στις οποίες το Στέλεχος ήταν εμπλεκόμενο στην παροχή αγαθών ή υπηρεσιών για λογαριασμό της Εταιρίας, είχε αλληλεπιδράσει με τους πελάτες της Εταιρίας, απέκτησε Εμπιστευτικές Πληροφορίες σχετικά με τα προϊόντα, τις πωλήσεις, το μάρκετινγκ και/ή τις λειτουργίες της Εταιρίας, ή διεξήγαγε με οποιοδήποτε τρόπο ενέργειες για την Εταιρία κατά τη διάρκεια της διετούς περιόδου πριν από την ημερομηνία καταγγελίας της σχέσης του με την Εταιρία.

Το Στέλεχος αναγνωρίζει ότι η συνεχής απασχόλησή του στην Εταιρία και οι αποδοχές που καθορίζονται σε αυτή τη Σύμβαση αποτελούν επαρκή αντάλλαγμα για αυτήν την υποχρέωση μη ανταγωνισμού. Το Στέλεχος αναγνωρίζει επίσης ότι η Εταιρία ασχολείται με το μάρκετινγκ και την πώληση των προϊόντων της σε όλο τον κόσμο και ότι αυτή η Υποχρέωση Μη Ανταγωνισμού είναι αναγκαία και λογική για την προστασία της Εταιρίας. Το Στέλεχος παραδέχεται ότι η Εταιρία θα υποστεί ανεπανόρθωτη βλάβη και άλλες ζημίες σε περίπτωση παραβίασης αυτής της υποχρέωσης. Το Στέλεχος αναγνωρίζει ότι η εκπαίδευσή του και η εμπειρία του τον έχουν προετοιμάσει για απασχόληση ή άλλες επιχειρηματικές ευκαιρίες για την πώληση προϊόντων και την παροχή υπηρεσιών για επιχειρήσεις που δεν ανήκουν στην Επιχειρηματική Δραστηριότητα της Εταιρίας. Συνεπώς, το Στέλεχος αναγνωρίζει ότι οι περιορισμοί που περιέχονται σε αυτήν την Υποχρέωση μη Ανταγωνισμού δεν θα τον εμποδίσουν δυσανάλογα από το να αποκτήσει απασχόληση ή επιχειρηματικές ευκαιρίες εκτός της Επιχειρηματικής Δραστηριότητας της Εταιρίας. Επίσης, το Στέλεχος αναγνωρίζει ότι ο χρόνος, το πεδίο και η γεωγραφική περιοχή αυτής της Υποχρέωσης Μη Ανταγωνισμού είναι ανάλογοι και απαραίτητοι για την προστασία των συμφερόντων της Εταιρίας και της Επιχειρηματικής Δραστηριότητας της Εταιρίας.

(a)    Covenant Not to Compete. The Executive agrees that during the Term of this Agreement, including the notice of termination of employment periods specified in this Agreement and during the twelve (12) month period following notice of termination of Executive’s employment with Company for any reason (the “Non-Compete Period”), Executive will not, directly or indirectly, own, control, manage, operate, or act for or on behalf of, assist in, engage in, have any financial interest in, or participate in any way, including as an owner, partner, employee, officer, agent, board member, consultant, advisor, volunteer, shareholder or investor in any entity, person, business or enterprise that is engaged in the design, manufacture, marketing, selling, importing, exporting, servicing or supporting of less lethal weapons, body-worn cameras, mountable video cameras, digital evidence or records management, computer-aided dispatch, any other business in which the Company is engaged or which is on the roadmap to enter at the time of termination of employment, or any service that the Company provides or has on its roadmap to provide in the field of personal or private safety, criminal justice, and public safety (including but not limited to first responders, corrections, private or public security, law enforcement, and the military) (collectively, “Company Business”). The foregoing covenant will cover Executive’s activities in every part of the Territory. For purposes of this Agreement, “Territory” means Greece and all foreign countries which Executive was involved in providing goods or services on behalf of the Company, interacted with the Company’s customers, acquired Company Confidential Information regarding the Company’s products, sales, marketing, and/or operations, or otherwise conducted business for the Company at any time during the two-year period prior to the date of the termination of his relationship with the Company.

Executive acknowledges that Executive’s continued employment with Company and the payments specified in this Agreement are sufficient consideration for this covenant not to compete. Executive further acknowledges that Company is engaged in marketing and selling its products throughout the world and that this Covenant Not to Compete is necessary and reasonable to protect Company and that Company will suffer irreparable harm and other damages in the event of a breach of this provision. Executive acknowledges that Executive’s training and experience have prepared him for employment or other business opportunities to sell product and perform services for businesses other than those in the Company Business. Accordingly, Executive acknowledges that the restrictions contained in this covenant not to compete will not unduly prevent him from obtaining employment or business opportunities other than in the Company Business. Executive also acknowledges that the time, scope and the geographic area of this Covenant Not to Compete are reasonable and necessary to protect the interests of Company and the Company Business.

(β)    Απαγόρευση Απόσπασης Πελατείας. Το Στέλεχος δεν θα επικοινωνεί, ή θα προκαλεί επικοινωνία, άμεσα ή έμμεσα, ή θα συμμετέχει σε οποιαδήποτε μορφή προφορικής, γραπτής, ηχογραφημένης, μεταγενέστερης ή ηλεκτρονικής επικοινωνίας με οποιονδήποτε Πελάτη με σκοπό τη διεξαγωγή επιχειρηματικών δραστηριοτήτων που είναι ανταγωνιστικές ή παρόμοιες με αυτές της Εταιρίας ή με σκοπό τη βλάβη της Εταιρίας με οποιοδήποτε τρόπο. Δεν αποτελεί παραβίαση αυτού του όρου το να ανταποκρίνεται το Στέλεχος σε μια ερώτηση από έναν Πελάτη, ενημερώνοντας τον Πελάτη ότι "Υπόκειμαι σε συμβατικό περιορισμό και δεν είμαι σε θέση να σας βοηθήσω," ή κάποια αντίστοιχη απάντηση. Για τους σκοπούς αυτής της Σύμβασης, ο όρος "Πελάτης" θα σημαίνει όλα τα άτομα ή εταιρίες που έχουν χρησιμοποιήσει ή έχουν ζητήσει τις υπηρεσίες της Εταιρίας σχετικά με την Δραστηριότητα οποιαδήποτε στιγμή κατά τη διάρκεια της Διάρκειας Ισχύος. Το Στέλεχος παραδέχεται και συμφωνεί ότι ο κατάλογος των Πελατών της Εταιρίας διαμορφώθηκε με μεγάλη προσπάθεια και εξασφαλίστηκε με τη δαπάνη σημαντικού χρόνου και χρημάτων από την Εταιρία.

(b)    No Solicitation of Customers. Executive shall not contact, or cause to be contacted, directly or indirectly, or engage in any form of oral, verbal, written, recorded, transcribed, or electronic communication with any Customer for the purposes of conducting business that is competitive or similar to that of Company or for the purpose of disadvantaging Company’s business in any way. It is not a breach of this subsection for Executive to respond to an unsolicited inquiry from a Customer by informing that Customer that “I am subject to a contractual restriction and am unable to assist you,” or words of similar effect. For purposes of this Agreement, “Customer” shall mean all persons or entities that have used or inquired of Company’s services concerning Covered Business at any time during the Term. Executive acknowledges and agrees that Company’s list of Customers was cultivated with great effort and secured through the expenditure of considerable time and money by Company.

(γ)    Απαγόρευση Απόσπασης Προσωπικού. Το Στέλεχος δεν πρέπει: (i) άμεσα ή έμμεσα να προσλαμβάνει, να ζητά, ή να προσπαθεί να προσλάβει, οποιονδήποτε υπάλληλο της Εταιρίας να αποχωρήσει από την απασχόλησή του στην Εταιρία, ούτε το Στέλεχος θα έρθει σε επαφή με οποιονδήποτε υπάλληλο της Εταιρίας, ή θα προκαλέσει την επικοινωνία ενός υπαλλήλου της Εταιρίας, με σκοπό να αφήσει την εργασία του στην Εταιρία. Ούτε (ii) θα προσλαμβάνει, θα ενθαρρύνει ή θα επιφέρει, ή θα προκαλεί την πρόσληψη ή την ενθάρρυνση, άμεσα ή έμμεσα, οποιουδήποτε προμηθευτή ή εργολάβου με τον οποίο η Εταιρία είχε επιχειρηματική σχέση οποιαδήποτε στιγμή κατά τη διάρκεια της διετούς περιόδου πριν από την λήξη της απασχόλησης του Στελέχους από την Εταιρία, να καταγγείλει ή να μεταβάλλει δυσμενώς οποιαδήποτε επαγγελματική σχέση με την Εταιρία ή να μην προχωρήσει σε οποιαδήποτε επαγγελματική σχέση με την Εταιρία, ούτε το Στέλεχος θα παρεμβαίνει σε οποιαδήποτε επαγγελματική σχέση μεταξύ της Εταιρίας και οποιουδήποτε τέτοιου προμηθευτή, ή εργολάβου.

(c)    Covenant Not to Recruit and Hire. Executive shall not: (i) directly or indirectly hire, solicit, or recruit, or attempt to hire, solicit, or recruit, any employee of Company to leave their employment with Company, nor shall Executive contact any employee of Company, or cause an employee of Company to be contacted, for the purpose of leaving employment with Company; or (ii) solicit, encourage, or induce, or cause to be solicited, encouraged or induced, directly or indirectly, any supplier, vendor or contractor who conducted business with Company at any time during the two-year period preceding the termination of Executive’s employment with Company, to terminate or adversely modify any business relationship with Company or not to proceed with, or enter into, any business relationship with Company, nor shall Executive otherwise interfere with any business relationship between Company and any such supplier, vendor or contractor.

(δ)    Απαγόρευση αρνητικών δηλώσεων. Το Στέλεχος συμφωνεί να μην κάνει οποιεσδήποτε δηλώσεις, είτε γραπτές είτε προφορικές, ή να προκαλεί ή ενθαρρύνει άλλους να κάνουν οποιεσδήποτε δηλώσεις, είτε γραπτές είτε προφορικές, συμπεριλαμβανομένων, αλλά όχι περιοριστικά, δηλώσεων μέσω κοινωνικών μέσων, ιστοσελίδων ή ιστολογίων, που συκοφαντούν, αποδοκιμάζουν ή επικρίνουν με οποιονδήποτε τρόπο την προσωπική ή επιχειρηματική φήμη, πρακτικές ή συμπεριφορές της Εταιρίας, ή οποιουδήποτε από τους συνδεδεμένους φορείς της, τα στελέχη, τους υπαλλήλους, ή τα προϊόντα της. Το Στέλεχος παραδέχεται και συμφωνεί ότι αυτή η απαγόρευση εκτείνεται σε δηλώσεις, είτε γραπτές είτε προφορικές, που γίνονται σε οποιονδήποτε, συμπεριλαμβανομένων, αλλά όχι περιορισμένων στα μέσα ενημέρωσης, σε κάθε μέλος του Διοικητικού Συμβουλίου ή συμβουλευτικού συμβουλίου, ανταγωνιστών, προμηθευτών, εργαζομένων (πρώην και παρόντων) και πελατών. Προς αποφυγή αμφιβολιών, η παρούσα απαγόρευση παραμένει σε ισχύ και μετά τη λήξη της απασχόλησης του Στελέχους.

(d)    Covenant Not to Disparage. Executive agrees not to make any statements, written or verbal, or cause or encourage others to make any statements, written or verbal, including but not limited to any statements made via social media, on websites or blogs, that defame, disparage or in any way criticize the personal or business reputation, practices, or conduct of Company, or any of its affiliates, its directors, officers, employees, or its products. Executive acknowledges and agrees that this prohibition extends to statements, written or verbal, made to anyone, including but not limited to, the news media, any member of the Board of Directors or advisory board, competitors, vendors, employees (past and present) and clients. For the avoidance of doubt, this covenant remains in effect subsequent to the termination of Executive’s employment.

(ε)    Αποδοχή. Το Στέλεχος αναγνωρίζει επιπλέον ότι η πλήρωση των υποχρεώσεών του που περιέχονται στη Σύμβαση, συμπεριλαμβανομένης, αλλά όχι περιορισμένης, της υποχρέωσής του να μην αποκαλύπτει ούτε να χρησιμοποιεί Εμπιστευτικές Πληροφορίες της Εταιρίας για οτιδήποτε άλλο εκτός από το αποκλειστικό όφελος της Εταιρίας και της υποχρέωσης του να μην ανταγωνίζεται και να μην προσελκύει περιλαμβάνονται στις υποπαραγράφους (α) και (β) παραπάνω, είναι απαραίτητες για την προστασία των Εμπιστευτικών Πληροφοριών της Εταιρίας και, συνεπώς, για τη διατήρηση της αξίας και του κύρους της Εταιρίας.
Οι δεσμεύσεις που περιγράφονται στις υποπαραγράφους (α) έως (ε) παραπάνω είναι αναγκαίες ειδικής, μοναδικής και εξαιρετικής φύσης, και η ζημία που προκύπτει από μια παραβίαση αυτών δεν μπορεί να αποζημιωθεί επαρκώς χρηματικώς, καθώς μια τέτοια παραβίαση θα προκαλέσει ανεπανόρθωτη ζημία στην Εταιρία. Συνεπώς, σε περίπτωση οποιασδήποτε παραβίασης ή απειλούμενης παραβίασης οποιασδήποτε από τις δεσμεύσεις που περιγράφονται σε αυτές τις υποπαραγράφους (α) έως (ε) η Εταιρία θα έχει το δικαίωμα να ζητήσει από ένα αρμόδιο δικαστήριο ασφαλιστικά μέτρα ή άλλα μέτρα αποκατάστασης για να περιορίσει την παραβίαση ή την απειλούμενη παραβίαση αυτών των δεσμεύσεων από το Στέλεχος ή οποιονδήποτε άλλο πρόσωπο που ενεργεί για ή με το Στέλεχος σε οποιαδήποτε ιδιότητα. Η αναφερόμενη αποζημίωση θα είναι συμπληρωματική και όχι περιοριστική των άλλων διαθέσιμων μέσων αποκατάστασης.

(e)    Acknowledgements. Executive further acknowledges that Executive’s fulfillment of the obligations contained in this Agreement, including, but not limited to, his obligation neither to disclose nor to use Company Confidential Information other than for Company’s exclusive benefit and Executive’s obligations not to compete and not to solicit contained in subsections (a) and (b) above, is necessary to protect Company Confidential Information and, consequently, to preserve the value and goodwill of Company.

The covenants set forth in subsections (a) through (e) above are necessarily of a special, unique and extraordinary nature, and the loss arising from a breach thereof cannot reasonably and adequately be compensated by money damages, as such breach will cause Company to suffer irreparable harm. Accordingly, in the event of any breach or threatened breach of any of the covenants set forth in this subsections (a) through (e) above, Company will be entitled to seek an injunctive or other extraordinary relief from a court of competent jurisdiction to restrain the violation or threatened violation of such covenants by Executive or any person acting for or with Executive in any capacity. The remedy set forth herein will be cumulative and not in limitation of any other available remedies.

7.2. Οι υποχρεώσεις που περιέχονται στις υποπαραγράφους (α) έως (ε) παραπάνω θα ερμηνεύονται ως μια σειρά ξεχωριστών υποχρεώσεων, μία για κάθε πόλη οποιασδήποτε γεωγραφικής περιοχής στην οποία η Εταιρία πούλησε προϊόντα ή υπηρεσίες. Στην περίπτωση που οι διατάξεις των υποπαραγράφων (α) έως (ε) παραπάνω θεωρηθούν ότι υπερβαίνουν τους περιορισμούς χρόνου, γεωγραφίας ή εμβέλειας που επιτρέπονται από το ισχύον δίκαιο, τότε οι συγκεκριμένες διατάξεις θα αναθεωρηθούν ώστε να εφαρμοστούν στους μέγιστους περιορισμούς χρόνου, γεωγραφίας ή εμβέλειας, αντίστοιχα, που επιτρέπονται τότε από το εν λόγω δίκαιο. Σε περίπτωση που το δικαστήριο δεν ασκήσει τη δύναμη που του παρέχεται στην προηγούμενη πρόταση, το Στέλεχος και η Εταιρία συμφωνούν να αντικαταστήσουν τον τέτοιο μη έγκυρο ή μη εφαρμοστέο όρο ή διάταξη με έναν έγκυρο και εφαρμοστέο όρο ή διάταξη που θα επιτύχει, εφόσον είναι δυνατόν, τους οικονομικούς, επιχειρηματικούς και άλλους σκοπούς του τέτοιου μη έγκυρου ή μη εφαρμοστέου όρου.

7.2. The covenants contained in subsections (a) through (e) above shall be construed as a series of separate covenants, one for each city of any geographic area in which Company sold products or services. In the event that the provisions of subsections (a) through (e) above are deemed to exceed the time, geographic or scope limitations permitted by applicable law, then such provisions shall be reformed to the maximum time, geographic or scope limitations, as the case may be, then permitted by such law. In the event that the court does not exercise the power granted to it in the prior sentence, Executive and Company agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

7.3. Τίποτε στην παρούσα Σύμβαση δεν εμποδίζει το Στέλεχος, με την προηγούμενη έγγραφη έγκριση της Εταιρίας, από κοινωφελείς ή θρησκευτικές δραστηριότητες, ή από το να παρέχει υπηρεσίες συμβούλου σε οιοδήποτε διοικητικό συμβούλιο, διευθυντών ή κάθε άλλο συλλογικό όργανο συμβούλων ή εταιρίες ή οργανισμούς που δεν θα προκαλούν καμία σύγκρουση συμφερόντων με την Εταιρία, δεν θα ανταγωνίζονται την Εταιρία και δεν θα επηρεάζουν την εκτέλεση των καθηκόντων του Στελέχους. Το Στέλεχος θα λαμβάνει την προηγούμενη έγγραφη έγκριση της Εταιρίας για τέτοιες δραστηριότητες, η οποία μπορεί να μην δοθεί κατά την ελεύθερη κρίση της Εταιρίας.

7.3. Nothing in this Agreement shall preclude Executive, with Company’s prior written approval, from engaging in civil, charitable or religious activities, or from serving as a consultant to or on any board of directors, managers or other board of advisors or companies or organizations which will not present any direct conflict of interest with Company, compete with Company, or adversely affect the performance of Executive’s duties. Executive shall obtain Company’s prior written approval for such activities and services, which may be withheld in Company’s sole discretion.

8. Εχεμύθεια	8. Confidentiality
8.1. Το Στέλεχος συμφωνεί να τηρεί την εμπιστευτικότητα και να μην χρησιμοποιεί, άμεσα ή έμμεσα, εμπιστευτικές και προστατευόμενες πληροφορίες της Εταιρίας. Οι εμπιστευτικές πληροφορίες περιλαμβάνουν ενδεικτικά:
(i) θέματα τεχνικής φύσης, όπως υλικά, μοντέλα, συσκευές, προϊόντα, εμπορικά απόρρητα, τεχνικές, δεδομένα, φόρμουλες, εφευρέσεις (είτε μπορούν να κατοχυρωθούν με δίπλωμα ευρεσιτεχνίας είτε όχι), προδιαγραφές και χαρακτηριστικά προϊόντων και υπηρεσιών που σχεδιάζονται ή αναπτύσσονται-
(ii) θέματα, μεθόδους και αποτελέσματα ερευνών,
(iii) θέματα επιχειρηματικής φύσης, όπως πληροφορίες σχετικά με το κόστος, τα περιθώρια κέρδους, την τιμολογιακή πολιτική, τις αγορές, τις πωλήσεις, τους προμηθευτές, τους πελάτες, τα σχέδια προϊόντων και τα σχέδια ή τις στρατηγικές μάρκετινγκ-
(iv) καταγεγραμμένη επικοινωνία- ή
(v) άλλες πληροφορίες παρόμοιας φύσης που δεν αποκαλύπτονται γενικά στο κοινό ("Εμπιστευτικές Πληροφορίες").
Το Στέλεχος δηλώνει ότι θα επιστρέψει στην Εταιρία όλες τις εμπιστευτικές πληροφορίες που έχει στην κατοχή του το στέλεχος κατά τη λήξη της απασχόλησης του στην Εταιρία.

8.1. The Executive agrees to maintain the confidentiality of and not use, directly or indirectly, confidential and proprietary information of Company. Confidential information includes but not limited to:
(i) matters of a technical nature such as materials, models, devices, products, trade secret processes, techniques, data, formulas, inventions (whether or not patentable), specifications and characteristics of products and services planned or being developed;
(ii) research subjects, methods and results;
(iii) matters of a business nature such as information about costs, margins, pricing policies, markets, sales, suppliers, customers, product plans and marketing plans or strategies;
(iv) recorded communication; or
(v) other information of a similar nature that is not generally disclosed to the public (“Confidential Information”).
The Executive will return all Company Confidential Information in Executive’s possession to Company upon termination of Executive’s employment with Company.

8.2. Το Στέλεχος συμφωνεί ότι, μετά τη λήξη της απασχόλησης του για οποιονδήποτε λόγο, το Στέλεχος δεν θα χρησιμοποιήσει άμεσα ή έμμεσα, μόνο του ή ως εταίρος, αξιωματούχος, διευθυντής ή μέτοχος οποιασδήποτε άλλης επιχείρησης ή οντότητας, τις Εμπιστευτικές Πληροφορίες για να ζητήσει ή να επιχειρήσει να επηρεάσει οποιονδήποτε πελάτη ή άλλο πρόσωπο ώστε να τον κατευθύνει στην αγορά προϊόντων ή υπηρεσιών εκτός Εταιρίας.

8.2. The Executive agrees that, following Executive’s termination of employment for any reason, Executive will not directly or indirectly, alone or as a partner, officer, director, or shareholder of any other firm or entity, use the Confidential Information to solicit or attempt to influence any client, customer or other person to direct its purchase of products or services away from Company.

8.3. Τα Μέρη συμφωνούν να τηρήσουν απόλυτη εμπιστευτικότητα και εχεμύθεια όσον αφορά τους όρους της παρούσας συμφωνίας και δεν θα αποκαλύψουν ούτε θα διαδώσουν με δημοσίευση με οποιονδήποτε τρόπο το παρόν έγγραφο ή οποιαδήποτε θέματα που το αφορούν σε οποιοδήποτε άλλο πρόσωπο, εκτός από (i) το Στέλεχος μπορεί να αποκαλύψει την παρούσα συμφωνία σε δυνητικούς εργοδότες, προκειμένου να συμμορφωθεί με τις υποχρεώσεις \ που περιέχονται στο παρόν, και (ii) όπως απαιτείται από νομικές διαδικασίες (συμπεριλαμβανομένων, ενδεικτικά, κανόνων που αποσκοπούν στην προστασία των "whistle blowers") και (iii) η παρούσα συμφωνία δεν περιορίζει τη δυνατότητα του Στελέχους να επικοινωνεί με οποιεσδήποτε κρατικές υπηρεσίες σχετικά με θέματα που εμπίπτουν στη δικαιοδοσία τους ή να συμμετέχει με άλλο τρόπο σε οποιαδήποτε έρευνα ή διαδικασία που μπορεί να διεξαχθεί από οποιαδήποτε κρατική υπηρεσία, συμπεριλαμβανομένης της παροχής εγγράφων ή άλλων πληροφοριών, χωρίς προειδοποίηση, στις κρατικές υπηρεσίες. Η παρούσα υποχρέωση εχεμύθειας δεν ισχύει για τις επικοινωνίες που είναι απαραίτητες μεταξύ της διοίκησης της Εταιρίας, των δικηγόρων και των ελεγκτών της ή των μελών του Διοικητικού Συμβουλίου της, των άμεσων μελών της οικογένειας του Στελέχους, των δικηγόρων ή των νομικών και οικονομικών σχεδιαστών ή των φοροτεχνικών που επίσης δεσμεύονται από την παρούσα υποχρέωση εχεμύθειας. Καμία διάταξη της παρούσας συμφωνίας δεν εμποδίζει το στέλεχος από την αποκάλυψη εμπιστευτικών πληροφοριών ή εμπορικών μυστικών που: (i) γίνεται: (1) εμπιστευτικά σε κρατικό αξιωματούχο, είτε άμεσα είτε έμμεσα, ή σε δικηγόρο- και (2) αποκλειστικά και μόνο για τον σκοπό της αναφοράς ή της διερεύνησης ύποπτης παράβασης του νόμου- ή (ii) γίνεται σε καταγγελία ή άλλο έγγραφο που κατατίθεται σε αγωγή ή άλλη διαδικασία. Σε περίπτωση που το Στέλεχος καταθέσει αγωγή με τον ισχυρισμό αντιποίνων από την Εταιρία για την αναφορά υποψίας παράβασης του νόμου, το Στέλεχος μπορεί να αποκαλύψει Εμπιστευτικές πληροφορίες ή εμπορικά μυστικά που σχετίζονται με την ύποπτη παράβαση του νόμου ή την υποτιθέμενη αντιποίνων στο δικηγόρο του Στελέχους και να χρησιμοποιήσει τις Εμπιστευτικές πληροφορίες ή τα εμπορικά μυστικά στη δικαστική διαδικασία με δικαστική εντολή.

8.3. The parties agree to maintain absolute confidentiality and secrecy concerning the terms of this Agreement and will not reveal, or disseminate by publication in any manner whatsoever this document or any matters pertaining to it to any other person except (i) Executive may disclose this Agreement to potential employers, in order to comply with his obligations contained herein; and (ii) as required by legal process (including, without limitation rules designed to protect “whistle blowers”); and (iii) this Agreement does not limit Executive’s ability to communicate with any government agencies regarding matters within their jurisdiction or otherwise participate in any investigation or proceeding that may be conducted by any government agency, including providing documents or other information, without notice, to the government agencies. This confidentiality provision does not apply to communications necessary between Company management, its attorneys and auditors or members of its Board of Directors, Executive’s immediate family members, attorneys, or legal and financial planners or tax preparers who are also bound by this confidentiality provision. Nothing in this Agreement shall prevent Executive from the disclosure of confidential Information or trade secrets that: (i) is made: (1) in confidence to a government official, either directly or indirectly, or to an attorney; and (2) solely for the purpose of reporting or investigating a suspected violation of law; or (ii) is made in a complaint or other document filed in a lawsuit or other proceeding. In the event that Executive files a lawsuit alleging retaliation by Company for reporting a suspected violation of law, Executive may disclose Confidential Information or trade secrets related to the suspected violation of law or alleged retaliation to Executive’s attorney and use the Confidential Information or trade secrets in the court proceeding pursuant to court order.

8.4. Όλες οι πληροφορίες τις οποίες το Στέλεχος έχει εύλογη βάση να θεωρεί Εμπιστευτικές Πληροφορίες ή οι οποίες αντιμετωπίζονται από την Εταιρία ως Εμπιστευτικές Πληροφορίες, τεκμαίρεται ότι είναι Εμπιστευτικές Πληροφορίες, είτε προέρχονται από το Στέλεχος, είτε από άλλους, και ανεξάρτητα από τον τρόπο με τον οποίο το Στέλεχος αποκτά πρόσβαση στις πληροφορίες αυτές.

8.4. All information which Executive has a reasonable basis to consider Confidential Information or which is treated by Company as being Confidential Information shall be presumed to be Confidential Information, whether originated by Executive, or by others, and without regard to the manner in which Executive obtains access to such information.

8.5 Το Στέλεχος συμφωνεί ότι η Εταιρία έχει το δικαίωμα να ενημερώνει κάθε μελλοντικό ή υποψήφιο εργοδότη, ή φυσικά ή νομικά πρόσωπα με τα οποία το Στέλεχος ενδέχεται να συνάψει συμβατική σχέση, σχετικά με τις διατάξεις του όρου 8 για λόγους διασφάλισης της προστασίας των συμφερόντων της Εταιρίας.

8.5. Executive agrees that Company shall have the right to notify any future or prospective employers, or individuals or entities with whom Executive may be entering into a contractual relationship, of the provisions of this Section 8 for purposes of ensuring that Company’s interests are protected.

9. Υποχρέωση Πίστης	9. Duty of loyalty
Το Στέλεχος αναγνωρίζει και αποδέχεται ότι λόγω της φύσης της εργασίας του έχει αυξημένη υποχρέωση πίστης. Ειδικότερα και ενδεικτικώς:
(i)    Δημοσιεύματα, δηλώσεις, διαλέξεις, αναρτήσεις σε μέσα και ιστότοπους κοινωνικής δικτύωσης που έχουν σχέση με την Εταιρία ή οποιεσδήποτε συγγενικές προς αυτήν εταιρίες ή πελάτες της Εταιρίας δεν θα γίνονται από το Στέλεχος χωρίς προηγούμενη έγγραφη άδεια της Εταιρίας.
(ii)    Το Στέλεχος θα συμπεριφέρεται κατά τρόπο που δεν θα προσβάλλει την επιχειρηματική και κοινωνική εικόνα, τη φήμη και την υπόληψη της Εταιρίας.
(iii)    Το Στέλεχος θα ενημερώνει τα αρμόδια όργανα της Εταιρίας για κάθε παράνομη πράξη, ανωμαλία ή ατασθαλία τυχόν διαπιστώσει.
(iv)    Το Στέλεχος θα απέχει από κάθε ενέργεια που θα δημιουργούσε, ή θα μπορούσε να ερμηνευθεί ότι δημιουργεί, δεσμεύσεις έναντι τρίτων σε βάρος των συμφερόντων της Εταιρίας και των πελατών της.
(v)    Ούτε το Στέλεχος, ούτε τα μέλη της οικογένειάς του, δεν θα λαμβάνει δώρα, αμοιβές, ωφελήματα ή φιλοδωρήματα, χρηματικά ή άλλης φύσης, από πελάτες ή τρίτους σε σχέση με υπηρεσίες που προσέφερε ή θα προσφέρει υπό την ιδιότητά του ως Διευθυντικού Στελέχους της Εταιρίας, ή που συνδέονται άμεσα ή έμμεσα με την παραπάνω ιδιότητά του. Το Στέλεχος θα αναφέρει αμέσως στην Εταιρία την προσφορά κάθε τέτοιου δώρου.

The Executive acknowledges and accepts that due to the nature of his work they have an increased duty of loyalty. Particularly:
(i) Publications, statements, lectures related to the Company or any affiliates or subsidiary companies or customers of the Company will not be made by the Executive without the prior written permission of the Company.
(ii) The Executive is obliged to always behave in a way that will not affect the business and social image and reputation of the Company.
(iii) The Executive must inform the competent bodies of the Company of any illegal act, abnormality, or irregularity they may find.
(iv) The Executive must refrain from any action that would create, or could be interpreted as creating, commitments to third parties against the interests of the Company or its customers.
(v) Neither the Executive nor his family members will receive gifts, rewards or benefits or tips, monetary or otherwise, from the Company's customers or from third parties in relation to services offered, or services to be offered in his capacity as an executive of the Company, or directly or indirectly related to the above capacity. In any case, any such gift offered will be reported immediately to the Company.

10. Πνευματική ιδιοκτησία	10. Intellectual Property
10.1. Το Στέλεχος εκχωρεί και μεταβιβάζει στην Εταιρία, χωρίς χρονικό, εδαφικό ή άλλο περιορισμό, το περιουσιακό δικαίωμα και κάθε μορφή εξουσίας που απορρέει από αυτό επί οποιουδήποτε πνευματικού δημιουργήματος δημιουργήσει κατά την εκτέλεση των υποχρεώσεών του στο πλαίσιο της παρούσας, τα οποία αποκτώνται από την Εταιρία προκειμένου να αυτά να τύχουν χρήσης και εκμετάλλευσης από αυτήν κατά την απόλυτη διακριτική ευχέρειά της.

10.1.    The Executive assigns and transfers to the Company, without any time, territorial or other limitation, the property right and any form of power deriving from it on any intellectual creation that he creates during the performance of his obligations under the present, which are acquired by the Company in order to be used by the latter at its sole discretion.

10.2. Για την ανωτέρω μεταβίβαση και εκχώρηση δεν οφείλεται αμοιβή πέραν της ήδη συμφωνηθείσας αμοιβής του όρου 5.1, η οποία περιλαμβάνει και εξοφλεί και κάθε αξίωση εξ αυτού του λόγου.	10.2. For the above-mentioned transfer and assignment no remuneration is due beyond the already agreed remuneration of term 5.1.
10.3. Το ηθικό δικαίωμα επί των πνευματικών δημιουργημάτων παραμένει στο Στέλεχος, που δηλώνει ότι δεν θα το ασκήσει κατά τρόπο που να εμποδίζει αδικαιολόγητα την απρόσκοπτη εκμετάλλευση των πνευματικών δημιουργημάτων από την Εταιρία.

10.3.    The moral right on the intellectual creations remains with the Executive, who declares that he will not exercise it in a way that would unreasonably prevent the uninterrupted use of the intellectual creations by the Company.

11. Μη επαρκής επανόρθωση	11. No Adequate Remedy
Τα Μέρη συμφωνούν ότι είναι αδύνατον να αποτιμηθούν χρηματικώς οι ζημίες που θα προκύψουν για οποιονδήποτε λόγο παραβίασης οποιασδήποτε από τις υποχρεώσεις της παρούσας Σύμβασης. Επομένως, εάν οποιοδήποτε από τα Μέρη εκκινήσει οποιαδήποτε διαδικασία για την εφαρμογή των διατάξεων της παρούσας το πρόσωπο εναντίον του οποίου τέτοια διαδικασία έχει εκκινήσει παραιτείται του ισχυρισμού και της υπεράσπισης ότι υπάρχει ικανοποιητικό επανορθωτικό μέτρο σύμφωνα με τον νόμο.

The parties declare that is impossible to measure in money the damages which will accrue to either party by reason of a failure to perform any of the obligations under this Agreement. Therefore, if either party shall institute any action or proceeding to enforce the provisions hereof, such person against whom such action or proceeding is brought hereby waives the claim or defense that such party has an adequate remedy at law, and such person shall not urge in any such action or proceeding the claim or defense that such party has an adequate remedy at law.

12. Βεβαιώσεις Στελέχους	12. Executive’s Statements
Το Στέλεχος:
(α) Εγγυάται ότι δεν δεσμεύεται από όρους άλλης συμφωνίας οι οποίοι θα το εμπόδιζαν να ξεκινήσει την εργασία του στην Εταιρία ή θα παρεμπόδιζαν την εκτέλεση των καθηκόντων του προς την Εταιρία.
(β) Βεβαιώνει, ότι έλαβε γνώση όλων των ισχυόντων στην Εταιρία κανονισμών, πολιτικών και εγκυκλίων, ότι τους αποδέχεται ανεπιφύλακτα και ότι υποχρεούται να τους τηρεί. Το Στέλεχος αποδέχεται και αναγνωρίζει ότι η παραβίαση κανονισμών, πολιτικών και εγκυκλίων της Εταιρίας δύναται να αποτελέσει, μεταξύ άλλων, λόγο καταγγελίας της σύμβασης εργασίας του.
(γ) Δεσμεύεται να γνωστοποιεί εγγράφως στην Εταιρία κάθε αλλαγή των προσωπικών του στοιχείων (π.χ. οικογενειακή κατάσταση, διεύθυνση, τηλέφωνα κλπ.).
(δ) Συμφωνεί, ότι η παράδοση πιστοποιητικών προϋπηρεσίας, ληξιαρχικών πράξεων και κάθε εγγράφου, που δημιουργεί δικαιώματά του ή/και επηρεάζει τη μισθοδοσία του και οι τυχόν εντολές για πρόσθετη κλπ. εργασία, θα αποδεικνύονται αποκλειστικά και μόνο με έγγραφο υπογεγραμμένο από την Εταιρία (απόδειξη παραλαβής), ενώ όλα τα άλλα αποδεικτικά μέσα αποκλείονται.
(ε) Δεσμεύεται να υποβάλλεται σε περιοδικές ή ειδικές εξετάσεις της υγείας του, σύμφωνα με τις υποδείξεις του ιατρού εργασίας, τηρουμένου του ν. 3850/2010.

The Executive:
(a)     Guarantees that he is not bound by any other terms of another agreement that would prevent him from beginning his work in the Company or prevent him from the performance of his duties towards the Company.
(b)    Certifies that he has been informed of all the existing regulations, “codes”, “policies”, and circulars in force in the Company, that he accepts them unconditionally and that he is obliged to comply with them. The Executive accepts and acknowledges that the violation of the Company's regulations, codes, policies, and circulars may constitute a reason for terminating his employment agreement.
(c)    He undertakes to notify the Company in writing of any change in his personal information (e.g. marital status, address, telephone numbers, etc.).
(d) Agrees, that the delivery of certificates of previous service, notarial acts and any document, which creates his rights and/or affects his salary and any orders for additional work etc., will be proved exclusively and only with a document signed by the Company (proof of receipt), while all other means of proof are excluded.
(e)    Undertakes to undergo, during the duration of his service in the Company, periodic or special health examinations, in accordance with the instructions and orders of the occupational doctor, in compliance with the provisions of Law no. 3850/2010.

13. Σ.Σ.Ε.	13. C.L.A.
Οι ελάχιστοι όροι αμοιβής και εργασίας καθορίζονται από την εκάστοτε, τυχόν εφαρμοστέα στην Εταιρία και το Στέλεχος συλλογική σύμβαση εργασίας ή διαιτητική απόφαση και, ελλείψει τέτοιων, από το νόμο.
The minimum terms of remuneration and working conditions are determined by the applicable for the Company and the Executive collective labor agreement or arbitration agreement and, in the absence of such, by law.

14. Καταγγελία	14. Termination
14.1 Σε περίπτωση καταγγελίας της παρούσας, εκτός αν ορίζεται ρητώς διαφορετικά, το ύψος της αποζημίωσης και οι προθεσμίες που πρέπει να τηρούν η Εταιρία και το Στέλεχος προσδιορίζονται από τον εκάστοτε ισχύοντα νόμο (σήμερα π.δ. 80/2022, ν. 5053/2023, ν. 4808/2021, ν. 2112/1920, ν. 3198/1955, κα.).

14.1 In case of termination of the present, unless otherwise stated, the amount of severance payment and the notice period to be given by the Company and the Executive are determined by law (p.d. 80/2022, law 5053/2023, law 4808/2021, law 2112/1920, law 3198/1955 etc.).

14.2. Με την επιφύλαξη των αντίστοιχων συνεχιζόμενων υποχρεώσεων των μερών η παρούσα Σύμβαση μπορεί να καταγγελθεί ως εξής:	14.2. Subject to the respective continuing obligations of the parties, this Agreement may be terminated as follows:
(α)    Από την Εταιρία. Η Εταιρία μπορεί να καταγγείλει την παρούσα Σύμβαση και την απασχόληση του Στελέχους υπό τις ακόλουθες περιστάσεις, και σε κάθε τέτοια περίπτωση, η αποζημίωση που οφείλεται και οφείλει η Εταιρία στο Στέλεχος μετά από κάθε τέτοια πρόωρη καταγγελία της παρούσας Σύμβασης θα καταβάλλεται όπως ορίζεται στον όρο 15:

(a)    By Company. Company may terminate this Agreement and Executive’s employment under the following circumstances, and in any such case, the compensation due and owing by Company to Executive following any such early termination of this Agreement shall be paid as set forth in Section 15:

(i)    Με «αιτία». Η Εταιρία μπορεί να καταγγείλει αμέσως την παρούσα Σύμβαση με «αιτία». Για τους σκοπούς της παρούσας Σύμβασης, ως «Αιτία» νοείται: (1) η διάπραξη από το Στέλεχος απάτης, ψευδών δηλώσεων, κλοπής ή υπεξαίρεσης περιουσιακών στοιχείων της Εταιρίας- (2) οι παραβιάσεις από το Στέλεχος του νόμου ή των πολιτικών της Εταιρίας που είναι ουσιώδεις για την εκτέλεση των καθηκόντων του Στελέχους- (3) η επανειλημμένη απειθαρχία του Στελέχους ή η μη συμμόρφωση με οποιαδήποτε έγκυρη και νόμιμη οδηγία του προϊσταμένου του, (4) η εμπλοκή του Στελέχους σε ανεντιμότητα, παράνομη συμπεριφορά ή παράπτωμα, το οποίο, σε κάθε περίπτωση, είναι επιζήμιο για την Εταιρία ή τις θυγατρικές της- (5) η καταδίκη του Στελέχους ή η δήλωση ενοχής ή μη παραδοχής για έγκλημα που συνιστά είτε κακούργημα είτε πλημμέλημα που περιλαμβάνει υπεξαίρεση, υπεξαίρεση, ηθική αισχρότητα ή απάτη, εάν το εν λόγω έγκλημα υποβαθμίζει ουσιωδώς την ικανότητα του Στελέχους να εκτελεί υπηρεσίες για την Εταιρία ή έχει ως αποτέλεσμα τη ζημία της Εταιρίας ή των θυγατρικών της, (6) η ουσιώδης παραβίαση από το Στέλεχος των διατάξεων της παρούσας Σύμβασης, συμπεριλαμβανομένων ειδικότερα, χωρίς περιορισμό, των υποχρεώσεων περιοριστικών συμφωνιών που περιγράφονται στην παρούσα Σύμβαση- ή, (7) η επανειλημμένη αποτυχία εκτέλεσης των καθηκόντων του Στελέχους, μετά από γραπτή ειδοποίηση για την αποτυχία αυτή από την Εταιρία (εκτός από οποιαδήποτε τέτοια αποτυχία που προκύπτει από ανικανότητα λόγω σωματικής ή ψυχικής ασθένειας)- υπό την προϋπόθεση, ωστόσο, ότι σε περίπτωση προτεινόμενης καταγγελίας για αιτία που σχετίζεται με την κακή απόδοση του Στελέχους, η καταγγελία του Στελέχους θα ισχύει μετά την εκπνοή περιόδου θεραπείας τριάντα (30) ημερών μετά από γραπτή ειδοποίηση από την Εταιρία και την έλλειψη κατάλληλων διορθωτικών μέτρων που έχουν αναληφθεί από το Στέλεχος προς εύλογη ικανοποίηση της Εταιρίας, κατά τη διακριτική της ευχέρεια, κατά τη διάρκεια της εν λόγω περιόδου θεραπείας τριάντα (30) ημερών.

(i)    For Cause. Company may terminate this Agreement immediately for “Cause.” For purposes of this Agreement, “Cause” shall be defined as: (1) Executive’s commission of fraud, misrepresentation, theft or embezzlement of Company assets; (2) Executive’s violations of law or of Company policies material to the performance of Executive’s duties; (3) Executive’s repeated insubordination or failure to comply with any valid and legal directive of Executive’s supervisor; (4) Executive’s engagement in dishonesty, illegal conduct, or misconduct, which is, in each case, injurious to Company or its affiliates; (5) Executive’s conviction of, or plea of guilty or nolo contendere to a crime that constitutes either a felony or a misdemeanor involving embezzlement, misappropriation, moral turpitude or fraud, if such crime materially impairs Executive’s ability to perform services for Company or results in harm to Company or its affiliates; (6) Executive’s material breach of the provisions of this Agreement, including specifically, without limitation, the restrictive covenant obligations described in this Agreement; or, (7) the repeated failure to perform Executive’s duties after written notice of such failure from Company (other than any such failure resulting from incapacity due to physical or mental illness); provided, however, in the event of any proposed termination for Cause related to Executive’s poor performance, Executive’s termination shall be effective upon the expiration of a thirty (30) day cure period following written notice by Company and a lack of adequate corrective action having been undertaken by Executive to the reasonable satisfaction of Company, in its sole discretion, during such thirty (30) day cure period.

(ii)    Χωρίς «Αιτία». Η Εταιρία μπορεί να καταγγείλει την παρούσα Σύμβαση χωρίς αιτία με έγγραφη προειδοποίηση έντεκα (11) μηνών προς το Στέλεχος.
Για την αποφυγή αμφιβολιών, η προειδοποίηση των 11 μηνών που αναφέρεται στον παρόντα όρο, θα συμψηφίζεται με τον προβλεπόμενο από τον νόμο χρόνο προειδοποίησης και δεν προστίθεται σε αυτόν.

(ii)    Without Cause. Company may terminate this Agreement without Cause by giving eleven (11) months’ written notice to Executive.
For the avoidance of doubt the 11 months’ notice mentioned in this Section would be offset by any statutory notice period and will not be added to the statutory notice period.

(iii) Θάνατος. Εάν το Στέλεχος πεθάνει κατά τη διάρκεια ισχύος της παρούσας Σύμβασης, η παρούσα Σύμβαση λήγει αμέσως με ισχύ από την ημερομηνία θανάτου του Στελέχους.	(iii) Death. If Executive should die during the Term of this Agreement, this Agreement shall immediately terminate effective on the date of Executive’s death.
(iv)    Αναπηρία. Εάν το Στέλεχος καταστεί "ανάπηρο" κατά τη διάρκεια ισχύος της παρούσας Σύμβασης, η παρούσα Σύμβαση θα τερματιστεί αμέσως κατά την ημερομηνία έναρξης ισχύος της αναπηρίας του Στελέχους. Για τους σκοπούς της παρούσας Σύμβασης, οι όροι "Αναπηρία" και "Ανάπηρος" σημαίνουν ότι το Στέλεχος είναι σωματικά ή πνευματικά ανάπηρο από την εκτέλεση των βασικών καθηκόντων της θέσης του Στελέχους, είτε λόγω: (1) το Στέλεχος δεν είναι σε θέση να εκτελεί τα καθήκοντά του βάσει της παρούσας Σύμβασης λόγω οποιασδήποτε ιατρικά προσδιορισμένης σωματικής ή διανοητικής βλάβης που αναμένεται να οδηγήσει σε θάνατο ή αναμένεται να διαρκέσει για συνεχή περίοδο τουλάχιστον δώδεκα (12) μηνών- ή (2) το Στέλεχος, λόγω οποιασδήποτε ιατρικά προσδιορισμένης σωματικής ή διανοητικής βλάβης που αναμένεται να οδηγήσει σε θάνατο ή αναμένεται να διαρκέσει για συνεχή περίοδο τουλάχιστον δώδεκα (12) μηνών, λαμβάνει παροχές αναπλήρωσης εισοδήματος για περίοδο τουλάχιστον δώδεκα (12) μηνών στο πλαίσιο ασφαλιστικού προγράμματος μακροχρόνιας αναπηρίας που καλύπτει το Στέλεχος. H Εταιρία θα συμμορφώνεται με την ισχύουσα νομοθεσία που διέπει την απασχόληση ατόμων με αναπηρίες.

(iv)    Disability. If Executive’s becomes “Disabled” during the Term of this Agreement, this Agreement shall immediately terminate on the effective date of Executive’s Disability. For purposes of this Agreement, “Disability” and “Disabled” mean that Executive is physically or mentally disabled from performing the essential functions of Executive’s position, by reason of either: (1) Executive is unable to perform Executive’s duties under this Agreement by reason of any medically determinable physical or mental impairment that is expected to result in death or is expected to last for a continuous period of not less than twelve (12) months; or (2) Executive is, by reason of any medically determinable physical or mental impairment that is expected to result in death or is expected to last for a continuous period for not less than twelve (12) months, receiving income replacement benefits for a period of not less than twelve (12) months under a long-term disability insurance plan covering Executive. The Company will fully comply with its obligations under the laws governing the employment of individuals with disabilities.

(β) Από το Στέλεχος. Το Στέλεχος μπορεί να καταγγείλει την παρούσα Σύμβαση για οποιαδήποτε αιτία ή χωρίς αιτία με τις προθεσμίες που προβλέπει ο νόμος (η οποία προθεσμία ειδοποίησης μπορεί να αρθεί εγγράφως από την Εταιρία).

(b) By Executive. Executive may terminate this Agreement for any reason or no reason whatsoever by giving a written notice to Company as provided by law (which notice period may be waived, in writing, by Company).

15. Αποζημίωση σε περίπτωση καταγγελίας	15. Compensation following termination
15.1. Σε περίπτωση οποιασδήποτε καταγγελίας από την Εταιρία σύμφωνα με τον όρο 14.2, το Στέλεχος δικαιούται τα ακόλουθα:	15.1. In the event of any termination by Company pursuant to Section 14.2 Executive shall be entitled to the following:
(i)    Για Αιτία. Εάν η Εταιρία καταγγείλει με Αιτία, ο Βασικός Μισθός του Στελέχους παύει αμέσως από την ημερομηνία καταγγελίας και το Στέλεχος δικαιούται: τον δεδουλευμένο και μη καταβληθέντα Βασικό Μισθό του μέχρι την ημερομηνία καταγγελίας, την επιστροφή τυχόν μη καταβληθέντων εξόδων μέχρι την ημερομηνία καταγγελίας και τις κατοχυρωμένες παροχές, εάν υπάρχουν, τις οποίες δικαιούται το Στέλεχος σύμφωνα με τους όρους και τις προϋποθέσεις των προγραμμάτων παροχών της Εταιρίας ("Δεδουλευμένες Υποχρεώσεις"), καθώς και η νόμιμη αποζημίωση απόλυσης.

(i)    For Cause. If Company terminates Executive for Cause, Executive’s Base Salary shall immediately cease as of the termination date and Executive shall be entitled to: Executive’s earned and unpaid Base Salary through the termination date, reimbursement for any accrued (but unpaid) expenses through the termination date, and the vested employee benefits, if any, to which Executive is entitled pursuant to the terms and conditions of Company’s benefit plans (the “Accrued Obligations”), as well as the statutory severance payment.

(ii) Χωρίς Αιτία	(ii) Without Cause
(1) Εάν η Εταιρία καταγγείλει την απασχόληση του Στελέχους χωρίς Αιτία, το Στέλεχος δικαιούται να λάβει τα ακόλουθα:	(1) If Company terminates Executive’s employment without Cause, Executive shall be entitled to receive the following:
(α) τις Δεδουλευμένες Υποχρεώσεις,	(a) the Accrued Obligations;
(β) την νόμιμη αποζημίωση απόλυσης καταβλητέα, σύμφωνα με την ισχύουσα νομοθεσία ή μισθό ενός (1) μήνα ως αποζημίωση, οποιοδήποτε ποσό είναι μεγαλύτερο τη δεδομένη χρονική στιγμή,	(b) the statutory severance payment, payable in accordance with applicable law or one (1) month’s salary as severance, whichever is the greater benefit at the time;

(γ)    το ετήσιο μπόνους του Στελέχους, εάν υπάρχει, το οποίο το Στέλεχος θα λάμβανε σύμφωνα με το τότε υφιστάμενο Πρόγραμμα Μπόνους της Εταιρίας για το ημερολογιακό έτος κατά το οποίο λαμβάνει χώρα καταγγελία της απασχόλησης του Στελέχους, με το ποσό αυτό να καταβάλλεται κατά την πρώτη περίοδο μισθοδοσίας μετά την ημερομηνία καταγγελίας, με την προϋπόθεση, ωστόσο, ότι εάν η προειδοποίηση του Στελέχους για την καταγγελία και η πραγματική ημερομηνία της εν λόγω καταγγελίας λάβουν χώρα σε διαφορετικά ημερολογιακά έτη, το Στέλεχος θα λάβει επίσης το ετήσιο μπόνους για το ημερολογιακό έτος κατά το οποίο το Στέλεχος έλαβε προειδοποίηση για την καταγγελία της απασχόλησης, με το ποσό αυτό να καταβάλλεται με τον ίδιο τρόπο με τον οποίο κάθε συμμετέχων στο Πρόγραμμα Μπόνους της Εταιρίας λαμβάνει το μπόνους του,

(c)    Executive’s annual target bonus, if any, Executive would have received pursuant to the then-existing Company Bonus Plan for the calendar year in which Executive’s effective date of termination of employment occurs, with such amount paid during the first payroll period following the date of termination, provided, however, that if Executive’s notice of termination of employment and effective date of such termination occur in different calendar years, Executive shall also receive Executive’s annual actual bonus for the calendar year in which Executive received notice of termination of employment, with such amount paid in the same manner each participant in the Company Bonus Plan receives his or her bonus;

(δ)    στο βαθμό που επιτρέπεται από το εφαρμοστέο Πρόγραμμα Διάθεσης Μετοχών, όλα τα προηγουμένως χορηγηθέντα αλλά μη κατοχυρωμένα Δικαιώματα Μετοχών που υπόκεινται αποκλειστικά σε κατοχύρωση βάσει χρόνου (συλλογικά, "Δικαιώματα Διάθεσης Μετοχών βάσει χρόνου"), τα οποία θα είχαν κατοχυρωθεί κατά τη διάρκεια της περιόδου του ενός μηνός που έπεται της ημερομηνίας καταγγελίας, εάν το Στέλεχος έχει παραμείνει εργαζόμενος κατά τη διάρκεια της εν λόγω περιόδου, θα κατοχυρωθούν εντός δέκα (10) εργάσιμων ημερών μετά την ημερομηνία καταγγελίας,

(d)    to the extent permitted by the applicable equity incentive plan document, any previously awarded but unvested Equity Awards subject solely to time based vesting (collectively, “Time-Based Equity Awards”) that would have vested during the one-month period following the effective date of termination if Executive had remained employed during such period shall vest within ten (10) business days following the effective date of termination;

(ε)    όλα τα XSU (όπως ορίζονται στη Σύμβαση Απονομής XSU) που κατέχει το Στέλεχος, εάν υπάρχουν, που ισχύουν για τα Μερίδια (όπως ορίζονται στη Σύμβαση Απονομής XSU) και δεν έχουν εκπληρωθεί από την Εταιρία κατά την ημερομηνία της καταγγελίας, θα κατοχυρωθούν εντός δέκα (10) εργάσιμων ημερών, εάν η Εταιρία έχει επιτύχει τον Στόχο Κεφαλαιοποίησης Αγοράς (όπως ορίζεται στη Σύμβαση Απονομής XSU) που ισχύει για κάθε αντίστοιχο Μερίδιο κατά την ημερομηνία της ειδοποίησης καταγγελίας (για λόγους σαφήνειας, η Εταιρία δεν θα λαμβάνει υπόψη τους Επιχειρησιακούς Στόχους (όπως ορίζονται στη Σύμβαση Απονομής XSU) για να καθορίσει εάν ένα Μερίδιο κατοχυρώνεται σύμφωνα με το παρόν υποτμήμα) (συλλογικά, "Τρέχον όφελος Μερίδιου XSU"), και

(e)    all XSUs (as defined in XSU Award Agreement) held by Executive, if any, applicable to the Tranches (as defined in the XSU Award Agreement) unattained by Company as of the date of notice of termination will vest within ten (10) business days if Company has attained the Market Capitalization Goal (as defined in the XSU Award Agreement) applicable to each respective Tranche as of the date of notice of termination (for purposes of clarity, Company will disregard Operational Goals (as defined in the XSU Award Agreement) in determining whether a Tranche vests pursuant to this subsection) (collectively, “Current XSU Tranche Benefit”); and

(στ)    εκτός από τις XSU που κατοχυρώνονται σύμφωνα με τον όρο 15.1(ii)(1)(ε) ανωτέρω, όλες οι XSU που κατέχει το Στέλεχος, εάν υπάρχουν, οι οποίες ισχύουν για τη χαμηλότερη σε αριθμό Μερίδιο που δεν έχει επιτευχθεί από την Εταιρία κατά την ημερομηνία της ειδοποίησης και δεν κατοχυρώθηκαν σύμφωνα με τον όρο 15.1(ii)(1)(ε) ανωτέρω, θα κατοχυρωθούν εν μέρει, σε αναλογική βάση, εντός δέκα (10) εργάσιμων ημερών, η οποία προσδιορίζεται με τη διαίρεση του (i) πλεονάζοντος ποσού, εάν υπάρχει, της κεφαλαιοποίησης της αγοράς έξι μηνών (όπως ορίζεται στη Σύμβαση Απονομής XSU) πάνω από τον Στόχο Κεφαλαιοποίησης Αγοράς του τελευταίου επιτευχθείντος μερίδιου με (ii) τη διαφορά μεταξύ του Στόχου Κεφαλαιοποίησης Αγοράς της χαμηλότερου αριθμού μη επιτευχθέντος μεριδίου που δεν κατοχυρώθηκε σύμφωνα με τον όρο 15.1(ii)(1)(ε) ανωτέρω και του Στόχου Κεφαλαιοποίησης Αγοράς του τελευταίου επιτευχθέντος μεριδίου, συμπεριλαμβανομένου του Μεριδίου που κατοχυρώθηκε σύμφωνα με τον όρο 15.1(ii)(1)(ε) ανωτέρω, και (iii) πολλαπλασιάζοντας το ποσοστό αυτό με τον αριθμό των XSU που σχετίζονται με το μη επιτευχθέν Μερίδιο που δεν κατοχυρώθηκε σύμφωνα με τον όρο 15.1(ii)(1)(ε) ανωτέρω (για λόγους σαφήνειας, η Εταιρία δεν θα λαμβάνει υπόψη τους Επιχειρησιακούς Στόχους για τον προσδιορισμό του κατά πόσον ένα Μερίδιο κατοχυρώνεται σύμφωνα με τον παρόντα όρο) (συλλογικά, "Όφελος επόμενου XSU Μερίδιου "), και

(f)    in addition to any XSUs that vest pursuant to Section 15.1(ii)(1)(e) above, all XSUs held by Executive, if any, applicable to the lowest-numbered Tranche unattained by Company as of the date of notice that did not vest pursuant to Section 15.1(ii)(1)(e) above will partially vest, on a prorated basis, within ten (10) business days, determined by dividing the (i) excess, if any, of the Six-Month Market Capitalization (as defined in the XSU Award Agreement) over the Market Capitalization Goal of the last attained tranche by (ii) the difference between the Market Capitalization Goal of the lowest-numbered unattained Tranche that did not vest pursuant to Section 15.1(ii)(1)(e) above and the Market Capitalization Goal of the last attained Tranche, including the Tranche that did vest pursuant to Section 15.1(ii)(1)(e) above, and (iii) multiplying that percentage by the number of XSUs associated with the unattained Tranche that did not vest pursuant to Section 15.1(ii)(1)(e) above (for purposes of clarity, Company will disregard Operational Goals in determining whether a Tranche vests pursuant to this subsection) (collectively, “Next XSU Tranche Benefit”); and

(2) Για λόγους σαφήνειας και με την επιφύλαξη της Σύμβασης Απονομής XSU, οι απαιτήσεις περιόδου διακράτησης (όπως ορίζονται στη Σύμβαση Απονομής XSU) δεν εφαρμόζονται σε σχέση με τις XSU που κατοχυρώνονται σύμφωνα με τον όρο 15.1(ii) ανωτέρω. Επιπλέον, και με την επιφύλαξη της Σύμβασης Απονομής XSU, σε περίπτωση που δεν κατοχυρωθεί κανένα Μερίδιο σύμφωνα με τον όρο 15.1(ii)(1)(ε) ανωτέρω, η Εταιρία δεν υποχρεούται να εκδώσει στο Στέλεχος έναν αριθμό μετοχών (όπως ορίζεται στη Σύμβαση Απονομής XSU) σύμφωνα με τη Σύμβαση Απονομής XSU (συγκεκριμένα, την Ενότητα 3(γ)) και, αντ' αυτού, το Στέλεχος θα λάβει το όφελος του επόμενου Μεριδίου XSU, εάν υπάρχει.

(2)     For purposes of clarity and notwithstanding the XSU Award Agreement, the Holding Period Requirements (as defined in the XSU Award Agreement) shall not apply with respect to XSUs that vest pursuant to Section 15.1(ii) above. Furthermore, and notwithstanding the XSU Award Agreement, in the event no Tranches vest pursuant to Section 15.1(ii)(1)(e) above, Company shall not be required to issue Executive a number of shares of Stock (as defined in the XSU Award Agreement) pursuant to the XSU Award Agreement (namely, its Section 3(c)) and, instead, Executive will receive the Next XSU Tranche Benefit, if any.

(iii) Θάνατος. Σε περίπτωση θανάτου του Στελέχους, ο σύζυγος του Στελέχους (ή ο κληρονόμος) θα δικαιούται τα ακόλουθα:	(iii) Death. In the event of Executive’s death, Executive’s spouse (or estate) shall be entitled to the following;
(1) Τις Δεδουλευμένες Υποχρεώσεις και την αποζημίωση απόλυσης,	(1) Accrued Obligations and the statutory severance payment;
(2)    ένα αναλογικό τμήμα του ετήσιου μπόνους-στόχου που θα λάμβανε το Στέλεχος σύμφωνα με το τότε ισχύον Πρόγραμμα Μπόνους της Εταιρίας, εάν το Στέλεχος συνέχιζε την απασχόλησή του μέχρι το τέλος του ημερολογιακού έτους κατά το οποίο επήλθε ο θάνατος του Στελέχους, με το ποσό αυτό να καταβάλλεται στη σύζυγο του Στελέχους (ή κληρονόμο) την ίδια στιγμή και με τον ίδιο τρόπο που κάθε συμμετέχων στο Πρόγραμμα Μπόνους της Εταιρίας λαμβάνει το μπόνους του- και

(2)    a pro rata portion of the annual target bonus Executive would have received pursuant to the then existing Company Bonus Plan had Executive continued employment through the end of the calendar year in which Executive’s death occurs, with such amount paid to Executive’s spouse (or estate) at the same time and in the same manner each participant in the Company Bonus Plan receives his or her bonus; and,

(3)    στο βαθμό που επιτρέπεται από το εφαρμοστέο Πρόγραμμα Διάθεσης Μετοχών, όλα τα προηγουμένως χορηγηθέντα (αλλά μη κατοχυρωμένα) μετοχικά δικαιώματα κατοχυρώνονται εντός δέκα (10) εργάσιμων ημερών, και στην περίπτωση που τα μετοχικά δικαιώματα που βασίζονται στην απόδοση κατοχυρώνονται σύμφωνα με τον παρόν όρο 15.1(iii), η κατοχύρωση γίνεται σύμφωνα με τον στόχο για τα εν λόγω μετοχικά δικαιώματα, σε αντίθεση με την πραγματική επίτευξη.

(3)    to the extent permitted by the applicable Equity Award agreement, any previously awarded (but unvested) Equity Awards shall vest within ten (10) business days, and in the event performance-based Equity Awards vest pursuant to this Subsection 15.1(iii), such vesting occurs according to the target for such Equity Awards as opposed to actual attainment.

(iv) Αναπηρία. Σε περίπτωση αναπηρίας του Στελέχους, το Στέλεχος δικαιούται τα ακόλουθα:	(iv) Disability. In the event of Executive’s Disability, Executive shall be entitled to the following:

(1) Τις δεδουλευμένες υποχρεώσεις και την αποζημίωση απόλυσης,	(1) Accrued Obligations and the statutory severance payment;
(2)    ένα αναλογικό μέρος του ετήσιου μπόνους-στόχου που θα λάμβανε το Στέλεχος σύμφωνα με το τότε ισχύον Πρόγραμμα Μπόνους της Εταιρίας, εάν το Στέλεχος συνέχιζε την απασχόλησή του μέχρι το τέλος του ημερολογιακού έτους κατά το οποίο επήλθε η καταγγελία της απασχόλησης του Στελέχους, με το ποσό αυτό να καταβάλλεται στο Στέλεχος την ίδια στιγμή και με τον ίδιο τρόπο που κάθε συμμετέχων στο Πρόγραμμα Μπόνους της Εταιρίας λαμβάνει το μπόνους του, και,

(2)    a pro rata portion of the annual target bonus Executive would have received pursuant to the then existing Company Bonus Plan had Executive continued employment through the end of the calendar year in which Executive’s termination of employment occurs, with such amount paid to Executive at the same time and in the same manner each participant in the Company Bonus Plan receives his or her bonus; and,

(3)    στο βαθμό που επιτρέπεται από το εφαρμοστέο Πρόγραμμα Διάθεσης Μετοχών, όλα τα προηγουμένως χορηγηθέντα (αλλά μη κατοχυρωμένα) μετοχικά δικαιώματα κατοχυρώνονται εντός δέκα (10) εργάσιμων ημερών, και στην περίπτωση που τα μετοχικά δικαιώματα που βασίζονται στην απόδοση κατοχυρώνονται σύμφωνα με τον παρόν όρο 15.1(iv)(3), η κατοχύρωση γίνεται σύμφωνα με τον στόχο για τα εν λόγω μετοχικά δικαιώματα, σε αντίθεση με την πραγματική επίτευξη.

(3)    to the extent permitted by the applicable Equity Award agreement, any previously awarded (but unvested) Equity Awards shall vest within ten (10) business days, and in the event performance-based Equity Awards vest pursuant to this Subsection 15.1(iv)(3), such vesting occurs according to the target for such Equity Awards as opposed to actual attainment.

(v)    Οποιεσδήποτε πληρωμές πραγματοποιούνται σύμφωνα με τον παρόντα όρο θα παρέχονται και θα καταβάλλονται πρώτα σύμφωνα με το υφιστάμενο ασφαλιστήριο συμβόλαιο αναπηρίας της Εταιρίας, όπως ισχύει τότε, και στη συνέχεια θα συμπληρώνονται περαιτέρω από την Εταιρία όπως προβλέπεται με τον παρόντα όρο.

(v)     Any payments made pursuant to this subsection shall first be provided and paid pursuant to Company’s existing disability policy, as then in effect, and then will be further supplemented by Company as provided for in this subsection.

15.2 Παραίτηση. Σε περίπτωση οποιασδήποτε καταγγελίας από το Στέλεχος σύμφωνα με τον όρο 14.3, το Στέλεχος θα δικαιούται τις Δεδουλευμένες Υποχρεώσεις.	15.2. Resignation. In the event of any termination by Executive pursuant to Section 14.3, Executive shall be entitled to the Accrued Obligations.

16. Αλλαγή Ελέγχου	16. Change in control
16.1. Αναγνωρίζεται ρητά ότι η θέση του Στελέχους στην Εταιρία και η συμφωνία να δεσμεύεται από τους όρους της παρούσας Σύμβασης αντιπροσωπεύει μία δέσμευση της προσωπικής και επαγγελματικής καριέρας του Στελέχους, που δεν έχουν να κάνουν μόνο με τους χρηματικούς όρους, και ως εκ τούτου, αποτελεί αναγκαστικά ένα περιορισμό επιλογών του Στελέχους τώρα και στο μέλλον στους τομείς δραστηριότητας της Εταιρίας. Ο παρών όρος 16 προορίζεται να κατευνάσει τυχόν ανησυχίες που μπορεί να έχει το Στέλεχος σε σχέση με μια πιθανή Αλλαγή Ελέγχου. Για τους σκοπούς της παρούσας Συμφωνίας, η «Αλλαγή Ελέγχου» έχει την έννοια που της αποδίδεται στο Πρόγραμμα Διάθεσης Μετοχών 2022 της Εταιρίας (ή οποιοδήποτε διάδοχο σχέδιο κινήτρων που υιοθετεί η Εταιρία).

16.1. It is expressly recognized that Executive’s position with Company and agreement to be bound by the terms of this Agreement represent a commitment in terms of Executive’s personal and professional career which cannot be reduced to monetary terms, and thus, necessarily constitutes a forbearance of options now and in the future open to Executive in Company’s areas of endeavor. This Section 16 is intended to allay any concerns Executive may have in connection with a potential Change in Control. For purposes of this Agreement, “Change in Control” shall have the meaning ascribed to it in Company’s 2022 Stock Incentive Plan (or any successor equity incentive plan adopted by Company in the future).

16.2.     Καταγγελία από το Στέλεχος για Εύλογη Αιτία Μετά από Αλλαγή στον Έλεγχο. Εάν, κατά τη διάρκεια της παρούσας Σύμβασης, πραγματοποιηθεί Αλλαγή Ελέγχου, και αν το Στέλεχος τερματίσει την απασχόληση για Εύλογη Αιτία τριάντα έξι (36) μήνες μετά από μια τέτοια Αλλαγή, το Στέλεχος θα έχει δικαίωμα να λάβει:

16.2. Termination by Executive for Good Reason Following a Change in Control. If, during the Term of this Agreement, a Change in Control occurs, and if Executive terminates Executive’s employment for Good Reason during the thirty-six (36) month period following such Change in Control, Executive shall be entitled to receive:

(i) Τις Δεδουλευμένες Υποχρεώσεις και την αποζημίωση απόλυσης.	(i)The Accrued Obligations and the statutory severance payment.
(ii)    Ένα αναλογικό τμήμα του ετήσιου μπόνους στόχου του Στελέχους θα είχε λάβει σύμφωνα με το τότε υπάρχον Πρόγραμμα Μπόνους της Εταιρίας (ή κάθε διάδοχο) του ημερολογιακού έτους κατά το οποίο πραγματοποιείται καταγγελία της απασχόλησης, το οποίο ποσό θα καταβλήθεί στο Στέλεχος ταυτόχρονα και με τον ίδιο τρόπο κάθε συμμετέχων στο Πρόγραμμα Μπόνους της Εταιρίας.

(ii) A pro rata portion of the annual target bonus Executive would have received pursuant to the then existing Company Bonus Plan (or any successor plan) had Executive continued employment through the end of the calendar year in which Executive’s termination of employment occurs, with such amount paid to Executive at the same time and in the same manner each participant in the Company Bonus Plan receives his or her bonus.

(iii)    Στο βαθμό που επιτρέπεται από το τότε ισχύον πρόγραμμα διάθεσης μετοχών, τυχόν προηγουμένως χορηγηθέντα (αλλά μη κατοχυρωμένα) βραβεία μετοχικών κεφαλαίων (βασισμένα τόσο στον χρόνο όσο και στην απόδοση), και άλλες μορφές μετοχικών κεφαλαίων που έχουν προηγουμένως χορηγηθεί στο Στέλεχος και θα κατοχυρωθούν εντός δέκα (10) εργάσιμων ημερών, με την επιφύλαξη ωστόσο ότι τα παραπάνω δεν ισχύουν σε ΧSU’s, τα οποία αντιμετωπίζονται όπως ορίζεται στο ισχύον Πρόγραμμα Διάθεσης Μετοχών. Με την επιφύλαξη των ανωτέρω, τυχόν Προγράμματα Διάθεσης Μετοχών που κατοχυρώνονται σύμφωνα με τον παρόντα όρο 16.2(iii) θα κατοχυρώνονται σύμφωνα με τον στόχο για τα εν λόγω Προγράμματα Διάθεσης Μετοχών, σε αντίθεση με την πραγματική επίτευξη.

(iii)To the extent permitted by the then existing equity incentive plan document, any previously awarded (but unvested) Equity Awards (both time and performance-based), and other forms of equity that may have been previously awarded to Executive shall vest within ten (10) business days; provided, however that the foregoing shall not apply to XSUs, which shall be treated as set forth in the applicable Equity Award agreement. Notwithstanding the foregoing, any performance-based Equity Awards that vest pursuant to this Subsection 16.2(iii) shall vest according to the target for such Equity Awards as opposed to actual attainment.

(iv)    Πρόσθετη εφάπαξ πληρωμή μετρητών ίση με δώδεκα (12) φορές το μηνιαίο ποσό που καταβάλλεται στο Στέλεχος για παροχές ιατροφαρμακευτικής περίθαλψης αμέσως πριν από την ημερομηνία καταγγελίας, πληρωτέα με την πρώτη μισθοδοσία μετά την καταγγελία.

(iv) An additional lump sum cash payment equal to twelve (12) times the monthly amount that is paid to the Executive for healthcare benefits, immediately prior to the termination date, with such amount payable during the first payroll period following the termination.

(v)    Για τους σκοπούς του παρόντος όρου 16.2, “Εύλογη Αιτία” σημαίνει: (1) σημαντική μείωση των καθηκόντων, των αρμοδιοτήτων και των ευθυνών του Στελέχους όπως ίσχυαν αμέσως πριν την μείωση; (2) Σημαντική μείωση του τότε υφιστάμενου Βασικού Μισθού του Στελέχους ή (3) Σημαντική παραβίαση της παρούσας Σύμβασης εκ μέρους της Εταιρίας. Υπό την επιφύλαξη των ανωτέρω, η καταγγελία από το Στέλεχος δεν θα συνιστά καταγγελία για Εύλογη Αιτία, εκτός εάν: (x) Το Στέλεχος ενημερώσει την Εταιρία για την ύπαρξη της κατάστασης που συνιστά Εύλογη Αιτία εντός τριάντα (30) ημερών μετά την αρχική εμφάνισή της; (y) Η Εταιρία δεν θεραπεύσει την κατάσταση Καλού Λόγου εντός τριάντα (30) ημερών από τη λήψη της ειδοποίησης υπό (x); και (z) το Στέλεχος καταγγείλει την απασχόληση εντός τριάντα (30) ημερών από το τέλος της περιόδου θεραπείας που περιγράφεται υπό (y).

(v)For purposes of this Section 16.2, “Good Reason” means: (1) a material reduction of Executive’s duties, authority or responsibilities, in effect immediately prior to such reduction; (2) a material reduction of Executive’s then-existing Base Salary; or (3) Company’s material breach of this Agreement. Notwithstanding the foregoing, no termination by Executive shall constitute a termination for Good Reason unless: (x) Executive gives Company notice of the existence of the condition constituting Good Reason within thirty (30) days following the initial occurrence thereof; (y) Company does not remedy or cure the Good Reason condition within thirty (30) days of receiving such notice described in (x); and (z) Executive terminates employment within thirty (30) days following the end of the cure period described in (y).

16.3. Καταγγελία από την Εταιρία Πριν από Αλλαγή Ελέγχου. Εάν, κατά τη διάρκεια της παρούσας σύμβασης, η απασχόληση καταγγελθεί χωρίς Αιτία κατά την περίοδο έξι (6) μηνών που προηγείται της Αλλαγής Ελέγχου, κατόπιν αιτήματος τρίτου αγοραστή, και μια τέτοια Αλλαγή στον Έλεγχο ολοκληρώνεται από τον τρίτο αγοραστή, με το κλείσιμο μιας τέτοιας Αλλαγής Ελέγχου , το Στέλεχος θα έχει δικαίωμα να λάβει:

16.3. Termination by Company Prior to a Change in Control. If, during the Term of this Agreement, Executive’s employment is terminated without Cause during the six (6) month period preceding a Change in Control at the request of a third party purchaser in contemplation of such Change in Control, and such Change in Control is consummated by such third-party purchaser, upon the closing of such Change in Control, Executive shall be entitled to receive:

(i) Τις Δεδουλευμένες Υποχρεώσεις και την αποζημίωση απόλυσης.	(i) The Accrued Obligations and the statutory severance.
(ii)Ένα αναλογικό τμήμα του ετήσιου μπόνους στόχου το Στέλεχος θα είχε λάβει σύμφωνα με το τότε υπάρχον Πρόγραμμα Μπόνους της Εταιρίας (ή κάθε διάδοχο) του ημερολογιακού έτους κατά το οποίο πραγματοποιείται η καταγγελία της απασχόλησης, το οποίο ποσό θα καταβληθεί στο Στέλεχος ταυτόχρονα και με τον ίδιο τρόπο με κάθε συμμετέχων στο Πρόγραμμα Μπόνους της Εταιρίας.

(ii) A pro rata portion of the annual target bonus Executive would have received pursuant to the then existing Company Bonus Plan (or any successor plan) had Executive continued employment through the end of the calendar year in which Executive’s termination of employment occurs, with such amount paid to Executive at the same time and in the same manner each participant in the Company Bonus Plan receives his or her bonus.

(iii) Στο βαθμό που επιτρέπεται από το τότε ισχύον πρόγραμμα διάθεσης μετοχών, τυχόν προηγουμένως χορηγηθέντα (αλλά μη κατοχυρωμένα) βραβεία μετοχικών κεφαλαίων (βασισμένα τόσο στον χρόνο όσο και στην απόδοση), και άλλες μορφές μετοχικών κεφαλαίων που έχουν προηγουμένως χορηγηθεί στο Στέλεχος και θα κατοχυρωθούν εντός δέκα (10) εργάσιμων ημερών, με την επιφύλαξη ωστόσο ότι τα παραπάνω δεν ισχύουν σε ΧSU’s, τα οποία αντιμετωπίζονται όπως ορίζεται στο ισχύον Πρόγραμμα Διάθεσης Μετοχών. Με την επιφύλαξη των ανωτέρω, τυχόν Προγράμματα Διάθεσης Μετοχών που κατοχυρώνονται σύμφωνα με τον παρόντα όρο 16.3(iii) θα κατοχυρώνονται σύμφωνα με τον στόχο για τα εν λόγω Προγράμματα Διάθεσης Μετοχών, σε αντίθεση με την πραγματική επίτευξη.

(iii) To the extent permitted by the then existing equity incentive plan document, any previously awarded (but unvested) Equity Awards, and other forms of equity that may have been previously awarded to Executive shall vest within ten (10) business days; provided, however that the foregoing shall not apply to XSUs, which shall be treated as set forth in the applicable Equity Award agreement. Notwithstanding the foregoing, any performance-based Equity Awards that vest pursuant to this Subsection 16.3(iii) shall vest according to the target for such Equity Awards as opposed to actual attainment.

(iv)Πρόσθετη εφάπαξ πληρωμή μετρητών ίση με δώδεκα (12) φορές το μηνιαίο ποσό που καταβάλλεται στο Στέλεχος για παροχές ιατροφαρμακευτικής περίθαλψης πληρωτέα με την πρώτη μισθοδοσία μετά την καταγγελία.

(iv) An additional lump sum cash payment equal to twelve (12) times the monthly amount that is paid to Executive for healthcare benefits, with such amount payable during the first payroll period following the termination.

16.4. XSU – Καταγγελία από την Εταιρία χωρίς Αιτία. Ανεξαρτήτως οτιδήποτε διαφορετικού που έχει καθοριστεί στην σχετική Συμφωνία Απονομής XSU ή το Πρόγραμμα, εάν η απασχόληση του Στελέχους καταγγελθεί από την Εταιρία χωρίς Αιτία εντός ενενήντα (90) ημερών πριν ή ένα (1) έτος μετά από μια Αλλαγή στον Έλεγχο, τότε το Στέλεχος θα λάβει το Τρέχον Όφελος από Μερίδια XSU και το Επόμενο Οφέλος Μεριδίων από XSU, υπό τους όρους και τις προϋποθέσεις των Ενοτήτων 15.1(ii)(1)(ε) και 15.1(ii)(1)(στ) παραπάνω.

16.4. XSU; Termination by Company Without Cause. Notwithstanding anything to the contrary set forth in the applicable XSU Award Agreement or the Plan, if Executive’s employment is terminated by Company without Cause ninety (90) days prior to, or one (1) year after, a Change in Control, then Executive shall receive the Current XSU Tranche Benefit and Next XSU Tranche Benefit, subject to the terms and conditions of Sections 15.1(ii)(1)(e) and 15.1(ii)(1)(f) above.

17. Συμμόρφωση με φορολογικούς νόμους των Ηνωμένων Πολιτειών	17. Compliance with US tax laws
Αναφορικά με τις μετοχές που θα λάβει το Στέλεχος, θα εφαρμόζονται στον επιτρεπτό βαθμό οι φορολογικοί νόμοι των Ηνωμένων Πολιτειών:	Regarding the stock compensation that the Executive will receive, US tax laws will apply to the extent permissible:

17.1    Η παρούσα Σύμβαση αποσκοπεί στη συμμόρφωση με την Ενότητα 409Α του Κώδικα Φορολογίας Εσωτερικού Εισοδήματος και, κατά συνέπεια, στο μέγιστο επιτρεπτό βαθμό, η παρούσα συμφωνία θα ερμηνεύεται και θα διαχειρίζεται σύμφωνα με το τμήμα 409Α του Κώδικα. Τυχόν πληρωμές που περιγράφονται στην παρούσα συμφωνία και οι οποίες οφείλονται εντός της "βραχυπρόθεσμης περιόδου αναβολής" ή προορίζονται να υπαχθούν στην "εξαίρεση της αποζημίωσης λόγω εξόδου από την υπηρεσία", όπως ορίζεται στο άρθρο 409Α του Κώδικα, δεν θα αντιμετωπίζονται ως αναβαλλόμενη αποζημίωση για τους σκοπούς του άρθρου 409Α, εκτός εάν απαιτείται διαφορετικά από τον Κώδικα. Με την επιφύλαξη οποιουδήποτε αντίθετου στοιχείου της παρούσας Σύμβασης, εάν η Εταιρία καταλήξει στο συμπέρασμα ότι οποιαδήποτε από τις πληρωμές υπόκειται στο τμήμα 409Α του Κώδικα, οι πληρωμές αυτές δεν θα πραγματοποιηθούν πριν από την "αποχώρηση του Στελέχους από την υπηρεσία", όπως ορίζεται στο τμήμα 1.409Α-1(η) του κανονισμού του Υπουργείου Οικονομικών (εφαρμόζοντας τους προεπιλεγμένους κανόνες του τμήματος 1.409Α-1(η) του κανονισμού του Υπουργείου Οικονομικών. Επιπλέον, εάν οι πληρωμές υπόκεινται στην Ενότητα 409Α του Κώδικα και εάν το Στέλεχος είναι "συγκεκριμένος υπάλληλος", όπως ορίζεται στην Ενότητα 1.409Α-1(θ)(1) του Κανονισμού του Υπουργείου Οικονομικών κατά την ημερομηνία τερματισμού της απασχόλησης του Στελέχους, τότε, στο βαθμό που απαιτείται από την Ενότητα 409Α του Κώδικα, οι πληρωμές που περιγράφονται θα καθυστερήσουν και θα καταβληθούν κατά την προγενέστερη από τις ακόλουθες ημερομηνίες: i) πρώτη ημέρα του έβδομου μήνα μετά την αποχώρηση του Στελέχους από την υπηρεσία ή (ii) θάνατος του Στελέχους. Το Στέλεχος αναγνωρίζει ότι η Εταιρία δεν παρέχει καμία δήλωση ή εγγύηση σχετικά με τη φορολογική μεταχείριση ή τις φορολογικές συνέπειες οποιασδήποτε αποζημίωσης, παροχών ή άλλων πληρωμών βάσει της παρούσας συμφωνίας, συμπεριλαμβανομένης της εφαρμογής του άρθρου 409Α του Κώδικα στις πληρωμές που περιγράφονται στην παρούσα συμφωνία. Ούτε ο χρόνος ούτε το χρονοδιάγραμμα οποιασδήποτε πληρωμής βάσει της παρούσας Σύμβασης μπορεί να επιταχυνθεί ή να υποβληθεί σε περαιτέρω αναβολή, εκτός εάν επιτρέπεται από το άρθρο 409Α του Κώδικα και το Στέλεχος δεν έχει κανένα δικαίωμα να κάνει οποιαδήποτε επιλογή σχετικά με τον χρόνο ή τη μορφή οποιασδήποτε πληρωμής που οφείλεται βάσει της παρούσας Σύμβασης. Για τους σκοπούς της Ενότητας 409Α του Κώδικα, το δικαίωμα σε μια σειρά δόσεων βάσει της παρούσας Συύμβασης αντιμετωπίζεται ως δικαίωμα σε μια σειρά ξεχωριστών πληρωμών σύμφωνα με τον Κανονισμό του Υπουργείου Οικονομικών, Ενότητα 1.409Α-2(β)(2)(iii).

17.1 This Agreement is intended to comply with Section 409A of the Internal Revenue Code to the extent subject thereto and, accordingly, to the maximum extent permitted, this Agreement shall be interpreted and administered in compliance with Section 409A of the Code. Any payments described in this Agreement that are due within the “short-term deferral period” or intended to fit within the “separation pay exception” as defined in Section 409A of the Code shall not be treated as deferred compensation for purposes of Section 409A unless otherwise required by the Code. Notwithstanding anything in this Agreement to the contrary, if Company concludes that any of the payments are subject to Section 409A of the Code, such payments will not be made prior to Executive’s “separation from service” as defined in Treasury Regulation Section 1.409A-1(h)(applying the default rules of Treasury Regulation Section 1.409A-1(h). In addition, if the payments are subject to Section 409A of the Code, and if Executive is a “specified employee” as defined in Treasury Regulation Section 1.409A-1(i)(1) on the date of Executive termination of employment, then, to the extent required by Section 409A of the Code, the payments shall be delayed and paid on the earlier of (i) first day of the seventh month following Executive’s separation from service or (ii) Executive’s death. Executive acknowledges that Company makes no representations or warranties regarding the tax treatment or tax consequences of any compensation, benefits or other payments under this Agreement, including by operation of Section 409A of the Code to the payments described in this Agreement. Neither the time nor schedule of any payment under this Agreement may be accelerated or subject to further deferral except as permitted by Section 409A of the Code and Executive does not have any right to make any election regarding the time or form of any payment due under this Agreement. For purposes of Section 409A of the Code, the right to a series of installment payments under this Agreement shall be treated as a right to a series of separate payments under Treasury Regulation Section 1.409A-2(b)(2)(iii).

17.2. Οι Ενότητες 280G και 4999 του Κώδικα Φορολογίας Εσωτερικού Εισοδήματος ("Κώδικας") μπορεί να επιφέρουν σημαντικά φορολογικά βάρη τόσο για το Στέλεχος όσο και για την Εταιρία, εάν τα συνολικά ποσά που καταβάλλονται στο Στέλεχος λόγω συγκεκριμένων γεγονότων αλλαγής ελέγχου που περιγράφονται στο Τμήμα 280G του Κώδικα (τα "Συνολικά Πληρωμής Αλλαγής Ελέγχου") είναι ίσα ή υπερβαίνουν το Όριο 280G του Στελέχους. Για το σκοπό αυτό, το "Όριο 280G" του Στελέχους ισούται με τον μέσο ετήσιο μισθό του Στελέχους στα πέντε (5) έτη πριν από το έτος κατά το οποίο συμβαίνει το γεγονός της αλλαγής ελέγχου (το "Ποσό Βάσης Περιόδου"). Εάν τα Συνολικά Πληρωμής Αλλαγής Ελέγχου ισούνται ή υπερβαίνουν το Όριο 280G, το Τμήμα 4999 του Κώδικα επιβάλλει φόρο επιδίκασης 20% (ο "Φόρος Επιδίκασης") σε όλα τα ποσά που υπερβαίνουν το Ποσό Βάσης Περιόδου του Διευθυντικού Στελέχους. Για τον προσδιορισμό εάν τα Συνολικά Πληρωμής Αλλαγής Ελέγχου θα ισούνται ή υπερβαίνουν το Όριο 280G και θα έχουν ως αποτέλεσμα την επιβολή Φόρου Επιδίκασης, οι διατάξεις των Τμημάτων 280G και 4999 του Κώδικα και οι ισχύουσες Κανονιστικές Διατάξεις θα ελέγχουν έναντι των γενικών διατάξεων του παρόντα όρου 17. Όλες οι προκηρύξεις και υπολογισμοί που απαιτούνται για την εφαρμογή των κανόνων που περιέχονται στον παρόντα όρο 17 θα λαμβάνουν υπόψη όλους τους ισχύοντες ομοσπονδιακούς, κρατικούς και τοπικούς φόρους εισοδήματος και φόρους απασχόλησης (και για τους σκοπούς αυτών των υπολογισμών, θεωρείται ότι το Στέλεχος καταβάλλει φόρο εισοδήματος στον υψηλότερο συνδυαστικά ομοσπονδιακό, πολιτειακό και τοπικό φορολογικό συντελεστή για το φορολογικό έτος κατά το οποίο θα πραγματοποιηθούν τα Συνολικά Πληρωμής Αλλαγής Ελέγχου, μείον τη μέγιστη ομοσπονδιακή φορολογική έκπτωση που θα μπορούσε να επιτευχθεί από μια έκπτωση για φόρους πολιτείας και τοπικούς φόρους (οι "Υποτιθέμενοι Φόροι")).
(α) Σύμφωνα με την εξαίρεση "καλύτερου καθαρού" που περιγράφεται στο Τμήμα 18(β), προκειμένου να αποφευχθεί η επιβολή του Φόρου Επιδίκασης, τα συνολικά ποσά στα οποία είναι δικαιούχο το Στέλεχος σύμφωνα με την παρούσα Σύμβαση ή αλλιώς θα μειωθούν στο μέτρο που απαιτείται για να μην ισούνται ή υπερβαίνουν το Όριο 280G, με τη μείωση αυτή να εφαρμόζεται πρώτα στις πληρωμές αποζημίωσης που θα ήταν δικαιούμενο το Στέλεχος σύμφωνα με την παρούσα Συμφωνία και στη συνέχεια να εφαρμόζεται με τρόπο που δεν θα υποχρεώνει το Στέλεχος σε φόρο και κυρώσεις σύμφωνα με το Τμήμα 409Α του Κώδικα.
(β) Εάν τα Σύνολα Πληρωμής Αλλαγής Ελέγχου του Στελέχους μείον τον Φόρο Επιδίκασης και τους Υποτιθέμενους Φόρους (καταβλητέοι σχετικά με το ποσό των Συνολικών Πληρωμής Αλλαγής Ελέγχου) υπερβαίνουν το Όριο 280G μείον τους Υποτιθέμενους Φόρους (καταβλητέοι σχετικά με το ποσό του Όριου 280G), τότε τα συνολικά ποσά στα οποία είναι δικαιούμενο το Στέλεχος σύμφωνα με την παρούσα Σύμβαση ή αλλιώς δεν θα μειωθούν σύμφωνα με τον όρο 17(α). Εάν εφαρμόζεται αυτή η εξαίρεση "καλύτερου καθαρού", το Στέλεχος θα είναι πλήρως υπεύθυνο για την καταβολή οποιουδήποτε Φόρου Επιδίκασης (και φόρων εισοδήματος ή άλλων φόρων) που ενδεχομένως του επιβληθούν σύμφωνα με το Τμήμα 4999 του Κώδικα ή αλλιώς.
(γ) Η Εταιρία θα προσλάβει γραφείο δικηγόρων, εταιρία ελεγκτών λογιστών και/ή εταιρία αξιόπιστων συμβούλων αμοιβαίας προσαρμογής (ο "Σύμβουλος") για να πραγματοποιήσει τυχόν απαραίτητους υπολογισμούς που απαιτούνται προκειμένου να εφαρμοστούν οι κανόνες που περιέχονται τον παρόντα όρο 17. Ο Σύμβουλος θα παρέχει λεπτομερείς υποστηρικτικούς υπολογισμούς και στην Εταιρία και στο Στέλεχος, και όλα τα τέλη και έξοδα του Συμβούλου θα επιβαρύνουν την Εταιρία. Εάν οι διατάξεις των Τμημάτων 280G και 4999 του Κώδικα καταργηθούν χωρίς διαδοχή, τον παρόντα όρο 18 θα είναι άνευ ισχύος. Επιπλέον, εάν η παρούσα διάταξη δεν ισχύει για το Στέλεχος για οποιονδήποτε λόγο, ο παρών όρος θα είναι άνευ ισχύος.

17.2.    Sections 280G and 4999 of the Internal Revenue Code (“Code”) may place significant tax burdens on both Executive and Company if the total payments made to Executive due to certain change in control events described in Section 280G of the Code (the “Total Change in Control Payments”) equal or exceed Executive’s 280G Cap. For this purpose, Executive’s “280G Cap” is equal to Executive’s average annual compensation in the five (5) calendar years preceding the calendar year in which the change in control event occurs (the “Base Period Income Amount”) times three (3). If the Total Change in Control Payments equal or exceed the 280G Cap, Section 4999 of the Code imposes a 20% excise tax (the “Excise Tax”) on all amounts in excess of one (1) times Executive’s Base Period Income Amount. In determining whether the Total Change in Control Payments will equal or exceed the 280G Cap and result in the imposition of an Excise Tax, the provisions of Sections 280G and 4999 of the Code and the applicable Treasury Regulations will control over the general provisions of this Section 17. All determinations and calculations required to implement the rules set forth in this Section 17 shall take into account all applicable federal, state, and local income taxes and employment taxes (and for purposes of such calculations, Executive shall be deemed to pay income taxes at the highest combined federal, state and local marginal tax rates for the calendar year in which the Total Change in Control Payments are to be made, less the maximum federal income tax deduction that could be obtained as a result of a deduction for state and local taxes (the “Assumed Taxes”)).
(a)    Subject to the “best net” exception described in Section 17(b), in order to avoid the imposition of the Excise Tax, the total payments to which Executive is entitled under this Agreement or otherwise will be reduced to the extent necessary to avoid equaling or exceeding the 280G Cap, with such reduction first applied to the cash severance payments that Executive would otherwise be entitled to receive pursuant to this Agreement and thereafter applied in a manner that will not subject Executive to tax and penalties under Section 409A of the Code.
(b)    If Executive’s Total Change in Control Payments minus the Excise Tax and the Assumed Taxes (payable with respect to the amount of the Total Change in Control Payments) exceeds the 280G Cap minus the Assumed Taxes (payable with respect to the amount of the 280G Cap), then the total payments to which Executive is entitled under this Agreement or otherwise will not be reduced pursuant to Section 17(a). If this “best net” exception applies, Executive shall be fully responsible for paying any Excise Tax (and income or other taxes) that may be imposed on Executive pursuant to Section 4999 of the Code or otherwise.
(c)    Company will engage a law firm, a certified public accounting firm, and/or a firm of reputable executive compensation consultants (the “Consultant”) to make any necessary determinations and to perform any necessary calculations required in order to implement the rules set forth in this Section 17. The Consultant shall provide detailed supporting calculations to both Company and Executive and all fees and expenses of the Consultant shall be borne by Company. If the provisions of Section 280G and 4999 of the Code are repealed without succession, this Section 18 shall be of no further force or effect. In addition, if this provision does not apply to Executive for whatever reason, this Section shall be of no further force or effect.

18. Δίκαιο και δικαιοδοσία	18. Law and Jurisdiction
18.1. Η παρούσα συμφωνία διέπεται από το ελληνικό δίκαιο.	18.1. The present agreement shall be governed by Greek law.
18.2. Οποιαδήποτε διαφορά προκύψει από την παρούσα συμφωνία ή την ερμηνεία ή την εφαρμογή της, θα υπόκειται στην αποκλειστική δικαιοδοσία των Δικαστηρίων της Αθήνας, Ελλάδα.	18.2. Any dispute that may arise from the present agreement or its interpretation or its application, shall be submitted to the exclusive jurisdiction of the Courts of Athens, Greece.
19. Πλήρης συμφωνία – Τροποποίηση	19. Entire Agreement – Modification
19.1. Η παρούσα σύμβαση περιέχει την πλήρη συμφωνία των μερών. Καμιά άλλη σύμβαση, συνεννόηση ή σχέση προφορική ή γραπτή δεν υπάρχει μεταξύ της Εταιρίας και του Στελέχους για τα θέματα που η παρούσα ρυθμίζει και, αν υπάρχει, συμφωνείται ως ανίσχυρη.

19.1. The present agreement includes the entire agreement of the parties. No other agreement, arrangement, or relationship, in words or in writing, has ever existed between the Company and the Executive, and if it exists, is agreed as invalid.

19.2. Τροποποίηση των όρων και συμφωνιών της σύμβασης αυτής, που συμφωνούνται όλοι ως ουσιώδεις και που χωρίς αυτούς δεν θα καταρτιζόταν:
(α) Μπορεί να γίνει αποκλειστικά και μόνο με έγγραφο, που συμφωνείται και ως αναγκαίος τύπος και ως συστατικό.
(β) Αποδεικνύεται αποκλειστικά και μόνο με έγγραφο, ενώ όλα τα άλλα αποδεικτικά μέσα, καθώς και ο όρκος, αποκλείονται.

19.2. Modification of the terms and conditions of the present agreement, which are all agreed as essential which would not be drawn up without them:
(a)    Shall be executed only in writing, which is agreed to be an essential form and of substantial nature.
(b)     Shall only be proved by written document while all the other types of evidence, including the oath, shall not be accepted.

19.3. Τα μέρη γνωρίζουν ότι ο νόμος επιτρέπει και την προφορική και γενικά την άτυπη τροποποίηση συμβάσεων ως η παρούσα, όμως έχουν το ένα έναντι του άλλου την αξίωση η παρούσα σύμβαση να τροποποιείται αποκλειστικά και μόνο με έγγραφο και δηλώνουν το ένα προς το άλλο ότι ουδέποτε θα δεχθούν ισχυρισμό, ότι τροποποιήθηκε όρος της παρούσας σύμβασης, αν δεν έχει συνταχθεί σχετικώς έγγραφο, το οποίο να φέρει τις υπογραφές και των δύο συμβαλλόμενων μερών.

19.3. The parties are aware that the law allows both the oral and generally the informal modification of contracts as the present, but they have against each other the requirement that this agreement may only be modified in writing and they declare to each other that they will never accept a claim that a term of this agreement has been modified if no document has been drawn up to that effect, bearing the signatures of both contracting parties.

ΣΕ ΠΙΣΤΩΣΗ των ανωτέρω συντάχθηκε η παρούσα έγγραφη σύμβαση σε δύο (2) πρωτότυπα, τα οποία υπεγράφησαν από αμφότερους τους συμβαλλομένους και κάθε συμβαλλόμενο μέρος έλαβε από ένα (1).	IN WITNESS thereof, the present written contract has been drafted in two (2) originals, it was signed by both the contracting parties and each party received one (1).
Τα συμβαλλόμενα μέρη	The Parties
Για την Εταιρία	For the Company
_______________	_______________
To Στέλεχος	The Executive
/s/ Cameron Brooks _______________	/s/ Cameron Brooks _______________